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                             THE MEAD CORPORATION


                                      TO


                            BANKERS TRUST COMPANY,

                                             Trustee



                              -------------------


                                   INDENTURE

                           Dated as of July 15, 1982


                              -------------------








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

        Reconciliation and tie between Trust Indenture Act of 1939 and
                     Indenture, dated as of July 15, 1982

Trust Indenture
  Act Section                                                  Indenture Section
---------------                                                -----------------
(S) 310(a)(1)................................................. 609
       (a)(2)................................................. 609
       (a)(3)................................................. Not Applicable
       (a)(4)................................................. Not Applicable
       (b).................................................... 608
                                                               610
(S) 311(a).................................................... 613(a)
       (b).................................................... 613(b)
       (b)(2)................................................. 703(a)(2)
                                                               703(b)
(S) 312(a).................................................... 701
                                                               702(a)
       (b).................................................... 702(b)
       (c).................................................... 702(c)
(S) 313(a).................................................... 703(a)
       (b).................................................... 703(b)
       (c).................................................... 703(a), 703(b)
       (d).................................................... 703(c)
(S) 314(a).................................................... 704
       (b).................................................... Not Applicable
       (c)(1)................................................. 102
       (c)(2)................................................. 102
       (c)(3)................................................. Not Applicable
       (d).................................................... Not Applicable
       (e).................................................... 102
(S) 315(a).................................................... 601(a)
       (b).................................................... 602
                                                               703(a)(6)
       (c).................................................... 601(b)
       (d).................................................... 601(c)
       (d)(1)................................................. 601(a)(1)
       (d)(2)................................................. 601(c)(2)
       (d)(3)................................................. 601(c)(3)
       (e).................................................... 514
(S) 316(a).................................................... 101
       (a)(1)(A).............................................. 502
                                                               512
       (a)(1)(B).............................................. 513
       (a)(2)................................................. Not Applicable
       (b).................................................... 508
(S) 317(a)(1)................................................. 503
       (a)(2)................................................. 504
       (b).................................................... 1003
(S) 318(a).................................................... 107

-------------
NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                               TABLE OF CONTENTS
                                  ----------

                                                                            PAGE
                                                                            ----
PARTIES...................................................................    1

RECITALS OF THE COMPANY...................................................    1

                                  ARTICLE ONE
            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION  101.  Definitions:
               Act........................................................    2
               Affiliate..................................................    2
               Appraised Value............................................    2
               Attributable Debt..........................................    2
               Authenticating Agent.......................................    3
               Board of Directors.........................................    3
               Board Resolution...........................................    3
               Business Day...............................................    3
               Commission.................................................    3
               Company....................................................    3
               Company Request; Company Order.............................    3
               Consolidated Shareholders' Equity..........................    3
               Corporate Trust Office.....................................    3
               corporation................................................    4
               Defaulted Interest.........................................    4
               Event of Default...........................................    4
               Exempted Indebtedness......................................    4
               Experts....................................................    4
               Holder.....................................................    4
               Indenture..................................................    4
               interest...................................................    4
               Interest Payment Date......................................    5
               Maturity...................................................    5
               Officers' Certificate......................................    5
               Opinion of Counsel.........................................    5
               Original Issue Discount Security...........................    5
               Outstanding................................................    5
               Paying Agent...............................................    6
               Person.....................................................    6

----------------
Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                      ii

                                                                            PAGE
                                                                            ----
               Place of Payment...........................................    6
               Predecessor Security.......................................    6
               Principal Property.........................................    6
               Redemption Date............................................    7
               Redemption Price...........................................    7
               Regular Record Date........................................    7
               Responsible Officer........................................    7
               Securities.................................................    7
               Security Register and Security Registrar...................    7
               Special Record Date........................................    7
               Stated Maturity............................................    7
               Subsidiary.................................................    8
               Trustee....................................................    8
               Trust Indenture Act........................................    8
               Vice President.............................................    8
SECTION  102.  Compliance Certificates and Opinions.......................    8
SECTION  103.  Form of Documents Delivered to Trustee.....................    9
SECTION  104.  Acts of Holders............................................   10
SECTION  105.  Notices, Etc., to Trustee and Company......................   11
SECTION  106.  Notice to Holders; Waiver..................................   11
SECTION  107.  Conflict with Trust Indenture Act..........................   12
SECTION  108.  Effect of Headings and Table of Contents...................   12
SECTION  109.  Successors and Assigns.....................................   12
SECTION  110.  Separability Clause........................................   12
SECTION  111.  Benefits of Indenture......................................   12
SECTION  112.  Governing Law..............................................   12
SECTION  113.  Legal Holidays.............................................   12

                                  ARTICLE TWO
                                SECURITY FORMS

SECTION  201.  Forms Generally............................................   13
SECTION  202.  Form of Face of Security...................................   13


                                                                            Page
                                                                            ----
SECTION  203.  Form of Reverse of Security.................................  16
SECTION  204.  Form of Trustee's Certificate of Authentication.............  20

                                 ARTICLE THREE
                                THE SECURITIES

SECTION  301.  Amount Unlimited; Issuable in Series........................  20
SECTION  302.  Denominations...............................................  22
SECTION  303.  Execution, Authentication, Delivery and Dating..............  22
SECTION  304.  Temporary Securities........................................  24
SECTION  305.  Registration, Registration of Transfer and Exchange.........  24
SECTION  306.  Mutilated, Destroyed, Lost and Stolen Securities............  25
SECTION  307.  Payment of Interest; Interest Rights Preserved..............  26
SECTION  308.  Persons Deemed Owners.......................................  28
SECTION  309.  Cancellation................................................  28
SECTION  310.  Computation of Interest.....................................  28

                                 ARTICLE FOUR
                          SATISFACTION AND DISCHARGE

SECTION  401.  Satisfaction and Discharge of Indenture.....................  29
SECTION  402.  Application of Trust Money..................................  30

                                 ARTICLE FIVE
                                   REMEDIES

SECTION  501.  Events of Default...........................................  30
SECTION  502.  Acceleration of Maturity; Rescission and Annulment..........  32
SECTION  503.  Collection of Indebtedness and Suits for Enforcement
                 by Trustee................................................  34
SECTION  504.  Trustee May File Proofs of Claim............................  35
SECTION  505.  Trustee May Enforce Claims Without Possession of
                 Securities................................................  36
SECTION  506.  Application of Money Collected..............................  36
SECTION  507.  Limitation on Suits.........................................  36

                                                                            Page
                                                                            ----
SECTION  508.  Unconditional Right of Holders to Receive Principal,
                 Premium and Interest......................................  37
SECTION  509.  Restoration of Rights and Remedies..........................  37
SECTION  510.  Rights and Remedies Cumulative..............................  38
SECTION  511.  Delay or Omission Not Waiver................................  38
SECTION  512.  Control by Holders..........................................  38
SECTION  513.  Waiver of Past Defaults.....................................  38
SECTION  514.  Undertaking for Costs.......................................  39
SECTION  515.  Waiver of Stay or Extension Laws............................  39

                                  ARTICLE SIX
                                  THE TRUSTEE

SECTION  601.  Certain Duties and Responsibilities.........................  40
SECTION  602.  Notice of Defaults..........................................  41
SECTION  603.  Certain Rights of Trustee...................................  42
SECTION  604.  Not Responsible for Recitals or Issuance of Securities......  43
SECTION  605.  May Hold Securities.........................................  43
SECTION  606.  Money Held in Trust.........................................  43
SECTION  607.  Compensation and Reimbursement..............................  43
SECTION  608.  Disqualification; Conflicting Interest......................  44
                 (a)  Elimination of Conflicting Interest or
                        Resignation........................................  44
                 (b)  Notice of Failure to Eliminate Conflicting
                        Interest or Resign.................................  44
                 (c)  "Conflicting Interest" Defined.......................  44
                 (d)  Definitions of Certain Terms Used in This
                        Section............................................  48
                 (e)  Calculation of Percentages of Securities.............  49
SECTION  609.  Corporate Trustee Required; Eligibility.....................  50
SECTION  610.  Resignation and Removal; Appointment of Successor...........  51
SECTION  611.  Acceptance of Appointment by Successor......................  52
SECTION  612.  Merger, Conversion, Consolidation or Succession to
                 Business..................................................  54

                                       v

                                                                             PAGE
                                                                             ----
SECTION 613.   Preferential Collection of Claims Against Company............  54
                 (a)  Segregation and Apportionment of Certain
                        Collections by Trustee, Certain Exceptions..........  54
                 (b)  Certain Creditor Relationships Excluded from
                        Segregation and Apportionment.......................  57
                 (c)  Definitions of Certain Terms Used in This
                        Section.............................................  58

SECTION 614.   Appointment of Authenticating Agent..........................  59

                                ARTICLE SEVEN
               Holders' Lists and Reports by Trustee and Company

SECTION 701.   Company to Furnish Trustee Names and Addresses
                 of Holders.................................................  61
SECTION 702.   Preservation of Information; Communications to
                 Holders....................................................  61
SECTION 703.   Reports by Trustee...........................................  63
SECTION 704.   Reports by Company...........................................  63

                                ARTICLE EIGHT
            Consolidation, Merger, Conveyance, Transfer or Lease

SECTION 801.   Company May Consolidate, Etc., Only on Certain
                 Terms......................................................  65
SECTION 802.   Successor Corporation Substituted............................  66

                               ARTICLE NINE
                          Supplemental Indentures

SECTION 901.   Supplemental Indentures Without Consent of Holders...........  67
SECTION 902.   Supplemental Indentures with Consent of Holders..............  68
SECTION 903.   Execution of Supplemental Indentures.........................  69
SECTION 904.   Effect of Supplemental Indentures............................  69
SECTION 905.   Conformity with Trust Indenture Act..........................  70
SECTION 906.   Reference in Securities to Supplemental Indentures...........  70

                              ARTICLE TEN
                               Covenants

SECTION 1001.  Payment of Principal, Premium and Interest...................  70
SECTION 1002.  Maintenance of Office or Agency..............................  70
SECTION 1003.  Money for Securities Payments to Be Held in Trust............  71

                                      vi

                                                                             PAGE
                                                                             ----
SECTION 1004.  Corporate Existence.........................................   72
SECTION 1005.  Maintenance of Properties...................................   73
SECTION 1006.  Limitation on Liens.........................................   73
SECTION 1007.  Limitation on Sale and Lease-Back...........................   75
SECTION 1008.  Statement by Officers as to Default.........................   76
SECTION 1009.  Waiver of Certain Covenants.................................   76

                          ARTICLE ELEVEN
                     Redemption of Securities
SECTION 1101.  Applicability of Article....................................   76
SECTION 1102.  Election to Redeem; Notice to Trustee.......................   76
SECTION 1103.  Selection by Trustee of Securities to Be Redeemed...........   77
SECTION 1104.  Notice of Redemption........................................   77
SECTION 1105.  Deposit of Redemption Price.................................   78
SECTION 1106.  Securities Payable on Redemption Date.......................   78
SECTION 1107.  Securities Redeemed in Part.................................   79

                              ARTICLE TWELVE
                               Sinking Funds
SECTION 1201.  Applicability of Article....................................   79
SECTION 1202.  Satisfaction of Sinking Fund Payments with
                 Securities................................................   79
SECTION 1203.  Redemption of Securities for Sinking Fund...................   80
TESTIMONIUM................................................................   81
SIGNATURES AND SEALS.......................................................   81
ACKNOWLEDGMENTS............................................................   82

     INDENTURE, dated as of July 15, 1982, between The Mead Corporation, a corporation duly organized and existing under the laws of the State of Ohio (herein called the "Company"), having its principal office at Dayton, Ohio and Bankers Trust Company, a corporation duly organized and existing under the laws of New York, as Trustee (herein called the "Trustee").

                            RECITALS OF THE COMPANY

     The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

     All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                  ARTICLE ONE

                       DEFINITIONS AND OTHER PROVISIONS
                            OF GENERAL APPLICATION

SECTION 101.  Definitions.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

          (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     Certain terms, used principally in Article Six, are defined in that Article.

     "Act", when used with respect to any Holder, has the meaning specified in
Section 104.

     "Affiliate" means any Person, other than a Subsidiary, in which the Company and/or any Subsidiary at any time owns, directly or indirectly, an aggregate of at least 50% of the voting stock.

     "Appraised Value" means the fair market value as determined on the appraisal date or dates by an "expert" acceptable to the Trustee and the Company. The term "Appraisal Date" as used in this paragraph shall mean: (a) the date or dates on which the appraisals conducted during 1980 were completed, which appraisals were delivered by the Company on January 5, 1981; and (b) thereafter, such later date or dates, if any, which is five years after the last previous appraisal date under this Indenture, provided that the Company may, at its option by thirty days' written notice to the Trustee, fix any appraisal date at any date which is not less than two and one-half years nor more than five years after the last previous appraisal date under this Indenture.

     "Attributable Debt" means, as to any particular lease entered into after the date hereof under which any Person is at the time liable and at any date as of which the amount thereof is to be determined, the total net amount of rent required to be paid by such Person under such lease during the remaining term thereof, discounted from the respective due dates thereof to such date at a rate equal to the weighted average of the interest rates borne by the Securities.
The net amount of rent required to be paid under any such lease for any such period shall be the aggregate amount of the rent payable by the lessee with respect to such period after excluding amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water and utility rates and similar charges. In the case of any lease which is terminable by the lessee upon the payment of a penalty, such net amount shall also include the amount of such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated.

     "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Securities.

     "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law to close.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

     "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

     "Consolidated Shareholders' Equity" means the sum of the consolidated shareholders' equity of the Company and its consolidated subsidiaries, as shown on the most recent audited consolidated balance sheet of the Company plus 75% of the excess of the "Appraised Value" (as herein defined) of all timberlands owned by the Company and its Subsidiaries over the book value thereof.

     "Corporate Trust Office" means the principal office of the Trustee in The City of New York, State of New York at which at any particular time its corporate trust business shall be administered, which office is, as of the date of this Indenture, located at One Bankers Trust Plaza, New York, New York 10006.

     "corporation" includes corporations, associations, companies and business trusts.

     "Defaulted Interest" has the meaning specified in Section 307.

     "Event of Default" has the meaning specified in Section 501.

     "Exempted Indebtedness" means, as of any particular time, the sum of (i) the aggregate principal amount of all then outstanding indebtedness for money borrowed of the Company and Subsidiaries issued, assumed or guaranteed directly or indirectly after the date of this Indenture and secured by any mortgage, security interest, pledge, lien or other encumbrance other than those permitted by paragraph (a) of Section 1006 and (ii) all Attributable Debt in respect of Sale and Lease-Back Transactions (as defined in Section 1007) incurred after the date of this Indenture and at such time outstanding other than that permitted pursuant to paragraph (a) of Section 1007.

     "Experts", except as otherwise herein specifically provided, the engineer, appraiser, accountant, counsel or other person giving any opinion, certificate, audit or report provided for herein shall be selected by the Board of Directors and shall not be disqualified by reason of his regular employment or retention by the Company, but in all cases such selection of the Board of Directors must be acceptable to the Trustee. In any case, more than one person of the designated class may join in any such opinion, certificate, audit or report, each certifying to a party of the required facts, opinions or conclusions. Each certificate or opinion with respect to compliance with a condition or covenant provided for herein shall conform to the requirements of Section 102.

     "Holder" means a person in whose name a Security is registered in the Security Register.

     "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 301.

     "interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

     "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an instalment of interest on such Security.

     "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an instalment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

     "Officers' Certificate" means a certificate signed by the Chairman of the Board of Directors, the Vice Chairman of the Board of Directors, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, the Controller or an Assistant Controller, of the Company, and delivered to the Trustee.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee.

     "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 502.

     "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and
          (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or with such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any such Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or with such other obligor.

     "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

     "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest on the Securities of that series are payable as specified as contemplated by Section 301.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "Principal Property" means (i) any paperboard, paper or pulp mill or any paper converting plant or foundry or any other manufacturing plant or facility located within the United States of America or Canada of the Company or any Subsidiary except any such plant or facility which the Board of Directors by resolution declares is not of material importance to the total business conducted by the Company and its Subsidiaries as an entirety and (ii) any timber or timberlands of the Company or any Subsidiary.

     "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

     "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

     "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

     "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

     "Stated Maturity", when used with respect to any Security or any instalment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such instalment of principal or interest is due and payable.

     "Subsidiary" means any corporation at least a majority of the outstanding securities of which having ordinary voting power to elect a majority of the board of directors of such corporation (whether or not any other class of securities has or might have voting power by reason of the happening of a contingency) is at the time owned or controlled directly or indirectly by the Company, or by one or more Subsidiaries, or by the Company and one or more Subsidiaries.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

     "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 905.

     "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

SECTION 102. Compliance Certificates and Opinions.

     Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103. Form of Documents Delivered to Trustee.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based, are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104. Acts of Holders.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     (c) The ownership of Securities shall be proved by the Security Register.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

SECTION 105. Notices, Etc., to Trustee and Company.

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

          (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 106. Notice to Holders; Waiver.

     Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107. Conflict with Trust Indenture Act.

     If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

SECTION 108. Effect of Headings and Table of Contents.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109. Successors and Assigns.

     All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 110. Separability Clause.

     In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111. Benefits of Indenture.

     Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112. Governing Law.

     This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 113. Legal Holidays.

     In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

                                  ARTICLE TWO

                                Security Forms

SECTION 201. Forms Generally.

     The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

     The Trustee's certificates of authentication shall be in substantially the form set forth in this Article.

     The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 202. Form of Face of Security.

     [If the Security is an Original Issue Discount Security, insert--FOR PURPOSES OF SECTION 1232 of the United States Internal Revenue Code of 1954, as amended, the issue price of this Security is ...% of its principal amount and the issue date is ...................., 19...]

                             THE MEAD CORPORATION

No......                                                                 $......

     THE MEAD CORPORATION, a corporation duly organized and existing under the laws of the State of Ohio (herein called the "Company"), for value received, hereby promises to pay to............................... or registered assigns, the principal sum of...................................... Dollars on ..........
 ................................... [If the Security is to bear interest prior to Maturity, insert--, and to pay interest thereon from ........ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on ....... and ...... in each year, commencing ...., at the rate of ..% per annum, until the principal hereof is paid or made available for payment [If applicable insert--, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of ..% per annum on any overdue principal and premium and on any overdue instalment of interest]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the ..... or ..... (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.]

[If the Security is not to bear interest prior to Maturity, insert-- The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this Security shall bear interest at the rate of ..% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of .....% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

     Payment of the principal of (and premium, if any) and [if applicable, insert--any such] interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [if applicable, insert--; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register].

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

                                        THE MEAD CORPORATION

                                            By
                                               .............................

Attest:
   ...............................

SECTION 203.  Form of Reverse of Security.

     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of July 15, 1982 (herein called the "Indenture"), between the Company and Bankers Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [, limited in aggregate principal amount to $......].

     [If applicable, insert--The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, [if applicable, insert--(1) on ...... in any year commencing with the year .... and ending with the year .... through operation of the sinking fund for this series at a
Redemption Price equal to 100% of the principal amount, and (2)] at any time [on or after .............., 19..], as a whole or in part, at the election of the
Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [on or before ......, ....%, and if redeemed] during the 12-month period beginning ........... of the years indicated,

                          Redemption                            Redemption
     Year                   Price           Year                  Price
     ----                 ----------        ----                ----------

and thereafter at a Redemption Price equal to ......% of the principal amount, together in the case of any such redemption [if applicable, insert--(whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest instalments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

     [If applicable, insert--The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, (1) on .................
 .......... in any year commencing with the year ..... and ending with the year
 ..... through operation of the sinking fund for this series at the Redemption
Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [on or after ..............], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning
 ............ of the years indicated,

                   Redemption Price
                    For Redemption             Redemption Price For
                   Through Operation           Redemption Otherwise
                        of the                Than Through Operation
     Year            Sinking Fund              of the Sinking Fund
     ----          -----------------          ----------------------











and thereafter at a Redemption Price equal to ....% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest instalments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

     [Notwithstanding the foregoing, the Company may not, prior to
 ...................., redeem any Securities of this series as contemplated by
[Clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than ....% per annum.]

     [The sinking fund for this series provides for the redemption on
 .................... in each year beginning with the year .... and ending with the year .... of [not less than] $.......... [("mandatory sinking fund") and not more than $..........] aggregate principal amount of Securities of this series.
[Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made--in the inverse order in which they become due.]

     In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     [If the Security is not an Original Issue Discount Security,--If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

     [If the Security is an Original Issue Discount Security,--If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to--insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of this series are issuable only in registered form without coupons in denominations of $.... and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.


Section 204. Form of Trustee's Certificate of Authentication.

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                                  BANKERS TRUST COMPANY,
                                                    as Trustee

                                                  By
                                                    ----------------------------
                                                         Authorized Officer

                                 ARTICLE THREE
                                The Securities

     Section 301. Amount Unlimited; Issuable in Series.

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

     The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an

Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

          (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

          (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the Series pursuant to Section 304, 305, 306, 906 or 1107);

          (3) the date or dates on which the principal of the Securities of the series is payable;

          (4) the rate or rates at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Interest Payment Date;

          (5) the place or places where the principal of (and premium, if any) and interest on Securities of the Series shall be payable;

          (6) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

          (7) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

          (8) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

          (9) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to
     Section 502; and

          (10) any other terms of the series or covenants for the benefit thereof (which terms or covenants shall not be inconsistent with the provisions of this Indenture).

     All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in any such indenture supplemental hereto.

     If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

SECTION 302. Denominations.

     The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by Section
301. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

SECTION 303. Execution, Authentication, Delivery and Dating.

     The Securities shall be executed on behalf of the Company by its Chairman of the Board of Directors, its Vice Chairman of the Board of Directors, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

     Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the

Trustee in accordance with the Company Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,

          (a) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture;

          (b) if the terms of such securities have been established by or pursuant to Board Resolution as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture; and

          (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles.

If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

     Each Security shall be dated the date of its authentication.

     No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

SECTION 304.  Temporary Securities.

     Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

     If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

SECTION 305.  Registration, Registration of Transfer and Exchange.

     The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

     Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new

Securities of the same series, of any authorized denominations and of a like aggregate principal amount.

      At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

      All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

      Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

      No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

      The Company shall not be required during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, (i) to issue, register the transfer of or exchange Securities of any series or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part.

SECTION 306. Mutilated, Destroyed, Lost and Stolen Securities.

      If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

     Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307. Payment of Interest; Interest Rights Preserved.

     Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

     Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

          (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 308.  Persons Deemed Owners.

     Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 309.  Cancellation.

     All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order.

SECTION 310.  Computation of Interest.

     Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a year of twelve 30-day months.

                                 ARTICLE FOUR
                          SATISFACTION AND DISCHARGE

SECTION 401.  Satisfaction and Discharge of Indenture.

     This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (1)  either
               (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and
          (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
          Section 1003) have been delivered to the Trustee for cancellation; or

               (B) all such Securities not theretofore delivered to the Trustee for cancellation

                    (i)   have become due and payable, or

                    (ii) will become due and payable at their Stated Maturity within one year, or

                    (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

          and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

     Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

SECTION 402. Application of Trust Money.

     Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

                                 ARTICLE FIVE

                                   REMEDIES

SECTION 501. Events of Default.

     "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

          (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

          (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

          (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in the Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (5) a default by the Company in the payment of any indebtedness for borrowed money (including a default with respect to Securities of any series other than that series), whether such indebtedness now exists or shall hereafter be created, whether at maturity, by call for redemption, by acceleration, declaration or otherwise, and any period of grace with respect thereto shall have expired, unless the time for payment shall have been effectively extended; provided, however, that, subject to the provisions of Sections 601 and 602, the Trustee shall not be charged with knowledge of any such default unless written notice thereof shall have been given to the Trustee at its Corporate Trust Office by the Company, by the holder or an agent of a holder of any such indebtedness, or by the trustee then acting under any indenture or other instrument under which such default shall have occurred, or by the holders of not less than 25% in principal amount of the Outstanding Securities of that series; provided, however, that if, prior to a declaration of acceleration of the maturity of the Securities of that series or the entry of judgment in favor of the Trustee in a suit pursuant to Section 503, such default shall be remedied or cured by the Company or waived by the holders of such indebtedness, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of either the Trustee or any of the Securityholders; or

          (6) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (7) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

          (8) any other Event of Default provided with respect to Securities of that series.

SECTION 502. Acceleration of Maturity; Rescission and Annulment.

     If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

     At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

               (A) all overdue interest on all Securities of that series,

               (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities,

               (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

     and

          (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 503.  Collection of Indebtedness and Suits for Enforcement by Trustee.

     The Company covenants that if

          (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

     If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504.  Trustee May File Proofs of Claim.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

          (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 505. Trustee May Enforce Claims Without Possession of Securities.

     All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506. Application of Money Collected.

     Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee under Section 607; and

          SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively.

SECTION 507. Limitation on Suits.

     No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the cost, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

     Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 509.  Restoration of Rights and Remedies.

     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510.  Rights and Remedies Cumulative.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511.  Delay or Omission Not Waiver.

     No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512.  Control by Holders.

     The Holders of a majority in principal amount of the Outstanding Securities of any series shall have right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 513.  Waiver of Past Defaults.

     The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

          (1) in the payment of the principal of (or premium, if any) or interest on any Security of such series, or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514.  Undertaking for Costs.

     All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

SECTION 515.  Waiver of Stay or Extension Laws.

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE SIX

                                  THE TRUSTEE

SECTION 601.  Certain Duties and Responsibilities.

     (a) Except during the continuance of an Event of Default,

          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

     (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

          (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series, determined as provided in Section 512, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

          (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 602.  Notice of Defaults.

     Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security of such series or in the payment of any sinking fund instalment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series; and provided, further, that in the case of any default of the character specified in
Section 501(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

SECTION 603.  Certain Rights of Trustee.

     Subject to the provisions of Section 601:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

SECTION 604.  Not Responsible for Recitals or Issuance of Securities.

     The recitals contained herein and in the securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 605.  May Hold Securities.

     The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 606.  Money Held in Trust.

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 607.  Compensation and Reimbursement.

          The Company agrees

          (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify the trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

SECTION 608.  Disqualification; Conflicting Interests.

     (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section, with respect to the Securities of any series, it shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign with respect to the Securities of that series in the manner and with the effect hereinafter specified in this Article.

     (b) In the event that the Trustee shall fail to comply with the provisions of Subsection (a) of this Section with respect to the Securities of any series, the Trustee shall, within 10 days after the expiration of such 90-day period, transmit by mail to all Holders of Securities of that series, as their names and addresses appear in the Security Register, notice of such failure.

     (c) For the purposes of this Section, the Trustee shall be deemed to have a conflicting interest with respect to the Securities of any series if

          (1) the Trustee is trustee under this Indenture with respect to the Outstanding Securities of any series other than that series or is trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Company are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of Securities issued under this Indenture, provided that there shall be excluded from the operation of this paragraph any securities or certificates of interest or participation in other securities of the Company which may be deemed to be outstanding by virtue of its Lease dated as of October 1, 1973 with the Ohio Air Quality Development Authority or its Guaranty Agreement dated October 1, 1973 in respect of Bonds of the Ohio Air Quality Development Authority, this Indenture with respect to the Securities of any series other than that series or any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding, if

               (i) this Indenture and such other indenture or indentures are wholly unsecured and such other indenture or indentures are hereafter qualified under the Trust Indenture Act, unless the commission shall have found and declared by order pursuant to Section 305(b) or Section 307(c) or the Trust Indenture Act that differences exist between the provisions of this Indenture with respect to Securities of that series and one or more other series or the provisions of such other indenture or indentures which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to the Securities of that series and such other series or under such other indenture or indentures, or

               (ii) the Company shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that trusteeship under this Indenture with respect to the Securities of that series and such other series or such other indenture or indentures is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to the Securities of that series and such other series or under such other indenture or indentures;

          (2) the Trustee or any of its directors or executive officers is an obligor upon the Securities or an underwriter for the Company;

          (3) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with the Company or an underwriter for the Company;

          (4) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee or representative of the Company, or of an underwriter (other than the Trustee itself) for the Company who is currently engaged in the business of underwriting, except that (i) one individual may be a director or an executive officer, or both, of the Trustee and a director or an executive officer, or both, of the Company but may not be at the same time an executive officer of both the Trustee and the Company; (ii) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director or an executive officer, or both, of the Trustee and a director of the Company; and (iii) the Trustee may be designated by the Company or by any underwriter for the Company to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent or depositary, or in any other similar capacity, or, subject to the provisions of paragraph (1) of this Subsection, to act as trustee, whether under an indenture or otherwise;

          (5) 10% or more of the voting securities of the Trustee is beneficially owned either by the Company or by any director, partner or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or 10% or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Company or by any director, partner or executive officer thereof, or is beneficially owned, collectively, by any two or more such persons;

          (6) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), (i) 5% or more of the voting securities, or 10% or more of any other class of security, of the Company not including the Securities issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (ii) 10% or more of any class of security of an underwriter for the Company;

          (7) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Company;

          (8) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 10% or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Company; or

          (9) the Trustee owns, on May 15 in any calendar year, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraph (6),(7) or (8) of this Subsection. As to any such securities of which the Trustee acquired ownership through becoming executor, administrator or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after May 15 in each calendar year, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such May 15. If the Company fails to make payment in full of the principal of (or premium, if any) or interest on any of the Securities when and as the same becomes due and payable, and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such 30-day period, and after such date, notwithstanding the foregoing provisions of this paragraph, all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraphs (6), (7) and (8) of this Subsection.

     The specification of percentages in paragraphs (5) to (9), inclusive, of this Subsection shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraph (3) or
(7) of this Subsection.

     For the purposes of paragraphs (6), (7), (8) and (9) of this Subsection only, (i) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (ii) an obligation shall be deemed to be "in default" when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and (iii) the Trustee shall not be deemed to be the owner or holder of (A) any security which it holds as collateral security, as trustee or otherwise, for an obligation which is not in default as defined in clause (ii) above, or (B) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (C) any security which it holds as agent for collection, or as custodian, escrow agent or depositary, or in any similar representative capacity.

     (d) For the purposes of this section:

          (1) The term "underwriter", when used with reference to the Company, means every person who, within three years prior to the time as of which the determination is made, has purchased from the Company with a view to, or has offered or sold for the Company in connection with, the distribution of any security of the Company outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

          (2) The term "director" means any director of a corporation or any individual performing similar functions with respect to any organization, whether incorporated or unincorporated.

          (3) The term "person" means an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

          (4) The term "voting security" means any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

          (5)  The term "Company" means any obligor upon the Securities.

          (6) The term "executive officer" means the president, every vice president, every trust officer, the cashier, the secretary and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

     (e) The percentages of voting securities and other securities specified in this Section shall be calculated in accordance with the following provisions:

          (1) A specified percentage of the voting securities of the Trustee, the Company or any other person referred to in this Section (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

          (2) A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

          (3) The term "amount", when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares and the number of units if relating to any other kind of security.

          (4) The term "outstanding" means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

               (i) securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

               (ii) securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

               (iii) securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise; and

               (iv) securities held in escrow if placed in escrow by the issuer thereof;

     provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

          (5) A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided, however, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes and provided, further, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

SECTION 609.  Corporate Trustee Required; Eligibility.

     There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 subject to supervision or examination by Federal or State authority and having its Corporate Trust Office in any State of the United States. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610.  Resignation and Removal; Appointment of Successor.

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

     (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

     (d) If at any time:

          (1) the Trustee shall fail to comply with Section 608(a) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 611.  Acceptance of Appointment by Successor.

     (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trust and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

     (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

     (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

     (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612.  Merger, Conversion, Consolidation or Succession to Business.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 613.  Preferential Collection of Claims Against Company.

     (a) Subject to Subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within four months prior to a default, as defined in Subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities and the holders of other indenture securities, as defined in Subsection (c) of this Section:

          (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such four months' period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this Subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

          (2) all property received by the Trustee in respect of any claims as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such four months' period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

Nothing herein contained, however, shall affect the right of the Trustee:

          (A) to retain for its own account (i) payments made on account of any such claim by any Person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third Person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law;

          (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such four months' period;

          (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such four months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in Subsection (c) of this Section, would occur within four months; or

          (D) to receive payment on any claim referred to in paragraph (B) or
     (C), against the release of any property held as security for such claim as provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

     For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such four months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

     If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Holders and the holders of other indenture securities in such manner that the Trustee, the Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Holders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (i) to apportion among the Trustee, the Holders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Holders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

     Any Trustee which has resigned or been removed after the beginning of such four months' period shall be subject to the provisions of this Subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such four months' period, it shall be subject to the provisions of this Subsection if and only if the following conditions exist:

          (i) the receipt of property or reduction of claim, which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such four months' period; and

          (ii) such receipt of property or reduction of claim occurred within four months after such resignation or removal.

     (b) There shall be excluded from the operation of Subsection (a) of this Section a creditor relationship arising from:

          (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

          (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Holders at the time and in the manner provided in this Indenture;

          (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

          (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction, as defined in Subsection (c) of this Section;

          (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; and

          (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper, as defined in Subsection (c) of this Section.

     (c) For the purposes of this Section only:

          (1) The term "default" means any failure to make payment in full of the principal of or interest on any of the Securities or upon the other indenture securities when and as such principal or interest becomes due and payable;

          (2) the term "other indenture securities" means securities upon which the Company is an obligor outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of this Section, and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account;

          (3) the term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

          (4) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation;

          (5)  the term "Company" means any obligor upon the Securities;
     and
          (6) the term "Federal Bankruptcy Act" means the Bankruptcy Act or Title 11 of the United States Code.

SECTION 614.  Appointment of Authenticating Agent.

     At any time when any of the Securities remain Outstanding the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporated agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

     If any appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                        BANKERS TRUST COMPANY
                                            As Trustee

                                        By.........................
                                           As Authenticating Agent

                                        By.........................
                                            Authorized Officer

                                 ARTICLE SEVEN

                HOLDERS' LIST AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701.  Company to Furnish Trustee Names and Addresses of Holders.

     The Company will furnish or cause to be furnished to the Trustee

          (a) semi-annually, not later than January 15 and July 15 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of the preceding January 1 or July 1, as the case may be, and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

SECTION 702.  Preservation of Information; Communications to Holders.

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

     (b) If three or more Holders (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

          (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 702(a), or

          (ii) inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

     If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 702(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

     (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702(b).

SECTION 703.  Reports by Trustee.

     (a) Within 60 days after May 15 of each year commencing with the year 1983, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, a brief report dated as of such May 15 with respect to:

               (1) its eligibility under Section 609 and its qualifications under Section 608, or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under said Sections, a written statement to such effect;

               (2) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances of such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Securities Outstanding on the date of such report;

               (3) the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Securities) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except in indebtedness based upon a creditor relationship arising in any manner described in Section 613(b)(2), (3), (4) or (6);

               (4) the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

               (5) any additional issue of Securities which the Trustee has not previously reported; and

               (6) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Securities, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 602.

     (b) The Trustee shall transmit by mail to Holders, as their names and addresses appear in the Security Register, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to Subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this Subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Securities Outstanding at such time, such report to be transmitted within 90 days after such time.

     (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

SECTION 704.  Reports by Company.

     The Company shall:

          (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

          (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the

     Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (3) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                 ARTICLE EIGHT

     CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801. Company May Consolidate, Etc., Only on Certain Terms.

     The Company shall not, and will not permit any Subsidiary to, consolidate with or merge into any other corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or any Subsidiary or convey, transfer or lease its properties and assets substantially as an entirety to the Company or any Subsidiary, unless:

          (1) in case the Company shall consolidate with or merge into another corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

          (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or a Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

          (3) if, as a result of any such consolidation or merger or such conveyance, transfer or lease, any Principal Property of the Company or of any Subsidiary, or any indebtedness of or equity securities of any Subsidiary or Affiliate (but not including any such indebtedness and equity securities or any other property not owned by the Company or a Subsidiary immediately prior to any such consolidation, merger, conveyance, transfer or lease) would become subject to a mortgage, pledge, lien, security interest or other encumbrance which would not be permitted by this Indenture, the Company or such successor corporation or Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to) all indebtedness secured thereby; and

          (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 802.  Successor Corporation Substituted.

     Upon any consolidation by the Company with or merger by the Company into any other corporation or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                 ARTICLE NINE

                            SUPPLEMENTAL INDENTURES


SECTION 901.  Supplemental Indentures Without Consent of Holders.

     Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

          (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

          (3)  to add any additional Events of Default; or

          (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons; or

          (5) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

          (6) to secure the Securities pursuant to the requirements of Section 1006 or otherwise; or

          (7) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

          (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

          (9) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

SECTION 902.  Supplemental Indentures with Consent of Holders.

     With the consent of the Holders of not less than 66 2/3% in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

          (1) changed the Stated Maturity of the principal of, or any instalment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

          (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

          (3) modify any of the provisions of this Section, Section 513 or
     Section 1009, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 1009, or the deletion of this proviso, in accordance with the requirements of Sections 611(b) and 901(8).

A supplemental indenture which changes or eliminates any convenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903.  Execution of Supplemental Indentures.

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904.  Effect of Supplemental Indentures.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905.  Conformity with Trust Indenture Act.

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 906.  Reference in Securities to Supplemental Indentures.

     Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                  ARTICLE TEN

                                   COVENANTS

SECTION 1001.  Payment of Principal, Premium and Interest.

     The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

SECTION 1002.  Maintenance of Office or Agency.

     The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 1003.  Money for Securities Payments to Be Held in Trust.

     If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

     The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest on the Securities of that series; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for three years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 1004. Corporate Existence.

     Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 1005.  Maintenance of Properties.

     The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

SECTION 1006.  Limitation on Liens.

     (a) The Company will not, nor will it permit any Subsidiary to, issue, assume or guarantee directly or indirectly any indebtedness for money borrowed (hereinafter in this Article Ten referred to as "Debt"), if such Debt is secured by a mortgage, pledge, security interest, lien or other encumbrance (any such mortgage, pledge, security interest, lien or other encumbrance being hereinafter in this Article Ten referred to as a "mortgage" or "mortgages") upon any Principal Property or upon any indebtedness of or equity securities of any Subsidiary or any Affiliate, now owned or hereafter acquired, without in any such case effectively providing, concurrently with the issuance, assumption or guarantee of such Debt, that the Securities then Outstanding (together with, if the Company shall so determine, any other indebtedness of or guaranteed by the Company or such Subsidiary ranking equally with the Securities and then existing or thereafter created) shall be secured equally and ratably with (or prior to) such Debt; provided, however, that the foregoing restriction shall not apply to

          (1) mortgages on any property acquired, constructed or improved by the Company or any Subsidiary after the date of this Indenture which are created or incurred contemporaneously with or within one hundred twenty days after such acquisition, construction or improvement to secure or provide for the payment of any part of the purchase price of such property or the cost of such construction or improvement (the date of such construction or improvement being, for the purpose of this clause (1), deemed to be the date of completion of such construction or improvement); provided that any such mortgage shall not apply to any other property of the Company of any Subsidiary except, in the case of any construction or improvement, theretofore unimproved real property on which the property so constructed, or the improvement, is located;

          (2) mortgages on any property acquired from a corporation which is merged with or into the Company or a Subsidiary or mortgages outstanding on property at the time it is acquired by the Company or a Subsidiary or mortgages outstanding on property of a corporation at the time it becomes a Subsidiary;

          (3) mortgages to secure Debt of a Subsidiary to the Company or to another Subsidiary;

          (4) mortgages or other restrictions relating to equity securities of any Affiliate under any agreement or arrangement between the Company or any Subsidiary and such Affiliate (or the other stockholder or stockholders of such Affiliate) providing for the operations, financing or purchase of products of such Affiliate or under any agreement among any such parties imposing restrictions on the disposition of or granting options to purchase the equity securities of such Affiliate;

          (5) mortgages upon property or assets of the Company or any Subsidiary in favor of any governmental agency or authority or guarantees given for the purpose of financing, through industrial revenue bonds or notes the interest on which is exempt from federal income taxation under Section 103 of the Internal Revenue Code of 1954, as amended, the construction, acquisition or purchase of industrial plants, machinery, equipment or other property or facilities; and

          (6) any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any mortgage referred to in the foregoing clauses (1) to (5), inclusive; provided, however, that the principal amount of Debt secured thereby shall not exceed the principal amount of Debt so secured at the time of such extension, renewal or replacement, and that such extension, renewal or replacement shall be limited to all or a part of the property which secured the mortgage so extended, renewed or replaced (plus improvements on such property).

          (b) Notwithstanding the provisions of paragraph (a) of this Section 1006, the Company or any Subsidiary may, without equally and ratably securing the Securities, create or assume mortgages which would otherwise be subject to the foregoing restrictions if, at the time of such creation or assumption, and after giving effect thereto, Exempted Indebtedness does not exceed 5% of Consolidated Shareholders' Equity.

SECTION 1007.  Limitation on Sale and Lease-Back.

     (a) The Company will not, nor will it permit any Subsidiary to, enter into any arrangement with any person providing for the leasing to the Company or Subsidiary of any Principal Property (except for temporary leases for a term of not more than three years), which property has been owned more than one hundred twenty days by the Company or such Subsidiary and has been or is to be sold or transferred by the Company or such Subsidiary to such person (herein referred to as a "Sale and Lease-Back Transaction"), unless either (1) the Company or such Subsidiary would be entitled to incur debt secured by a mortgage on the property to be leased without equally and ratably securing the Securities pursuant to clause (a) or (b) of Section 1006 or (2) the Company shall, and in any such case the Company covenants that it will, apply an amount equal to the fair value (as determined by the Board of Directors) of the property so leased to the retirement, within one hundred twenty days of the effective date of any such Sale and Lease-Back Transaction, of Securities (in the manner, subject to the restrictions and at the redemption prices then applicable to redemption of Securities at the option of the Company) or other indebtedness of the Company with a maturity in excess of one year from the date of such Sale and Lease-Back Transaction and which ranks on a parity with the Securities.

     (b) Notwithstanding the provisions of paragraph (a) of this Section 1007, the Company or any Subsidiary may enter into Sale and Lease-Back Transactions which would otherwise be prohibited by the foregoing restrictions if, at the time such transactions are entered into, and after giving effect thereto, Exempted Indebtedness does not exceed 5% of Consolidated Shareholders' Equity.

SECTION 1008.  Statement by Officers as to Default.

     The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of Sections 1004 to 1007, inclusive, and if the company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

SECTION 1009.  Waiver of Certain Covenants.

     The Company may omit in any particular instance to comply with any term, provision or condition set forth in Section 1004 to 1007, inclusive, with respect to the Securities of any series if before the time for such compliance the Holders of at least 66 2/3% in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

SECTION 1101.  Applicability of Article.

     Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

SECTION 1102.  Election to Redeem; Notice to Trustee.

     The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of other principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

SECTION 1103. Selection by Trustee of Securities to be Redeemed.

     If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series.

     The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1104.  Notice of Redemption.

     Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

     All notices of redemption shall state:

          (1) the Redemption Date,

          (2)  the Redemption Price,

          (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

          (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

          (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

          (6)  that the redemption is for a sinking fund, if such is the case.

     Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

SECTION 1105.  Deposit of Redemption Price.

     Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

SECTION 1106.  Securities Payable on Redemption Date.

     Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that instalments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

SECTION 1107.  Securities Redeemed in Part.

     Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                ARTICLE TWELVE

                                 SINKING FUNDS

SECTION 1201.  Applicability of Article.

     The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

     The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

SECTION 1202.  Satisfaction of Sinking Fund Payments with Securities.

     The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such Series; provided that Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

SECTION 1203.  Redemption of Securities for Sinking Fund.

     Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202 and will also deliver to the Trustee any Securities to be so delivered. Not less than 31 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1006 and 1007.

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                       THE MEAD CORPORATION

                                       BY JAMES R. SAMARTINI

Attest:

     GEORGE J. MALY, JR.

                                       BANKERS TRUST COMPANY

[SEAL]
                                       BY M. K. KLUGMAN

Attest:

     HARRIET A. DRANDOFF



[SEAL]

STATE OF OHIO        }
COUNTY OF MONTGOMERY }SS.:

     On the 23rd day of July, 1982, before me personally came James R. Samartini, to me known, who, being by me duly sworn, did depose and say that he is a Vice President of THE MEAD CORPORATION, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


                                                       EVA L. KEMPFER
                                                EVA L. KEMPFER, Notary Public
                                                 In and for the State of Ohio
                                             My Commission Expires June 29, 1987

STATE OF NEW YORK  }
COUNTY OF NEW YORK } SS.:

     On the 22nd day of July, 1982, before me personally came M. K. Klugman, to me known, who, being by me duly sworn, did depose and say that he is a Vice President of BANKERS TRUST COMPANY, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


                                                     ROSEMARY MELENDEZ
                                                     ROSEMARY MELENDEZ
                                              Notary Public, State of New York
                                                        No. 4679497
                                                 Qualified in Bronx County
                                            Certificate Filed in New York County
                                             Commission Expires March 30, 1984

================================================================================





                             THE MEAD CORPORATION

                                      TO

                            BANKERS TRUST COMPANY,
                                              Trustee



                             ---------------------


                         First Supplemental Indenture

                           Dated as of March 1, 1987

                                 TO INDENTURE

                           Dated as of July 15, 1982


                             ---------------------






================================================================================

          FIRST SUPPLEMENTAL INDENTURE, dated as of March 1, 1987, between THE MEAD CORPORATION, a corporation duly organized and existing under the laws of the State of Ohio (the "Company"), having its principal offices at Dayton, Ohio, and BANKERS TRUST COMPANY, a corporation duly organized and existing under the laws of the State of New York, as Trustee (the "Trustee").

          WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture, dated as of July 15, 1982 (the "Indenture"), providing for the issuance from time to time of its unsecured debentures, notes and other evidences of indebtednesses (herein and therein called the "Securities"), to be issued in one or more series as in the Indenture provided;

          WHEREAS, Section 901(5) of the Indenture provides, among other things, that the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into an indenture supplemental to the Indenture for the purpose of changing or eliminating any provision of the Indenture, provided that such change or elimination shall not be effective as to any Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision;

          WHEREAS, the Company pursuant to the foregoing authority, proposes in and by this First Supplemental

Indenture to amend the Indenture in certain respects with respect to the Securities of any series created on or after the date hereof; and

          WHEREAS, all things necessary to make this First Supplemental Indenture a valid agreement of the Company, in accordance with its terms, have been done.

                                   AGREEMENT

          NOW, THEREFORE, the Company and the Trustee hereby agree as follows:

          1.  Subparagraph (iii) of the definition of "Outstanding" set forth in
Section 101 of the Indenture is hereby renumbered subparagraph (iv), and a new subparagraph (iii) is added as follows:

          "(iii) Securities for whose payment or redemption money or U.S. Government Obligations as contemplated by Section 1304 in the necessary amount have been theretofore deposited with the Trustee (or another trustee satisfying the requirements of Section 609) in trust for the Holders of such Securities in accordance with Section 1305; and"

          2. Section 203 of the Indenture is hereby amended by adding immediately after the sixth paragraph thereof the following:

          "[The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Securities of this series and (b) certain restrictive covenants and other provisions, in each case upon compliance by the Company with certain conditions set forth therein, which provisions apply to the Securities of this series.]"

          3. Section 301 of the Indenture is hereby amended by deleting the word "and" from the end of Section 301(9), by renumbering Section 301(10) as
Section 301(11) and by inserting a new Section 301(10) as follows:

          "(10)  the application, if any, of either or both of Section 1302 and
     Section 1303 to the Securities of the series; and"

          4. The fifth paragraph of Section 1003 of the Indenture is hereby amended by adding "or received by the Trustee (or another trustee satisfying the requirements of Section 609) in respect of U.S. Government Obligations deposited with the Trustee (or such other trustee) pursuant to Section 1304," immediately after "Any money deposited with the Trustee or any Paying Agent" in the first line thereof.

          5. The Indenture is hereby amended by adding a new Article Thirteen as follows:

                               ARTICLE THIRTEEN

                      Defeasance and Covenant Defeasance
                      ----------------------------------

     Section 1301.  Applicability of Article;
                    Company's Option to Effect
                    Defeasance or Covenant
                    Defeasance.
                    --------------------------

               If pursuant to Section 301 provision is made for either or both of (a) defeasance of the Securities of a series under Section 1302 or (b) covenant defeasance of the Securities of a series under Section 1303, then the provisions of such Section or Sections, as the case may be, together with the other provisions of this Article Thirteen, shall be applicable to the Securities of such series, and the Company may at its option by Board Resolution, at any time, with respect to the Securities of such series, elect to have either Section 1302 (if applicable) or Section 1303 (if applicable) be applied to the Outstanding Securities of such series upon compliance with the conditions set forth below in this Article Thirteen.

     Section 1302.  Defeasance and Discharge.
                    -------------------------

               Upon the Company's exercise of the above option applicable to this Section, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities of such series on the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Securities of such series to receive, solely from the trust fund described in Section 1304 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 607, 1002 and 1003, (C) the rights, powers, trusts, duties, and immunities of the Trustee hereunder and
     (D) this Article Thirteen. Subject to compliance with this Article Thirteen, the Company may exercise its option under this Section 1302 notwithstanding the prior exercise of its option under Section 1303 with respect to the Securities of such series.


     Section 1303.  Covenant Defeasance.
                    --------------------

          Upon the Company's exercise of the above option applicable to this Section, the Company shall be released from its obligations under Sections 801, 1005, 1006, 1007, 1008,

     501(4) (as to Sections 801, 1005, 1006, 1007 and 1008), 501(5), 501(6),
     501(7) and 501(8) (if Section 501(8) is specified as applicable to the Securities of such series) with respect to the Outstanding Securities of such series on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities of such series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

     Section 1304.  Conditions to Defeasance or Covenant Defeasance.
                    ------------------------------------------------

               The following shall be the conditions to application of either
     Section 1302 or Section 1303 to the Outstanding Securities of such series:

          (1) the Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609 who shall agree to comply with the provisions of this Article Thirteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money or in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (i) the principal of (and premium, if any, on) and each installment of principal of (and premium, if any) and interest on the Out-standing Securities of such series on the Stated Maturity of such principal or installment of principal or interest and (ii) any mandatory sinking fund payments or analogous payments applicable to the Outstanding Securities of such series on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

          (2) No Event of Default or event with which notice or lapse of time or both would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit or, insofar as subsections 501(6) and (7) are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

          (3) Such defeasance or covenant defeasance shall not cause the Trustee for the

     Securities of such series to have a conflicting interest as defined in
     Section 608 and for purposes of the Trust Indenture Act with respect to any securities of the Company.

          (4) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound.

          (5) Such defeasance or covenant defeasance shall not cause any Securities of such series then listed on any registered national securities exchange under the Securities Exchange Act of 1934, as amended, to be delisted.

          (6) In the case of an election under Section 1302, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the

     Holders of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

          (7) In the case of an election under Section 1303, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

          (8) Such defeasance or covenant defeasance shall be effected in compliance with any additional terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Section 301

          (9) The Company shall have delivered to the Trustee an Officers Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for in the Indenture relating to either the defeasance under Section 1302 or the covenant defeasance under Section 1303 (as the case may be) have been complied with.

     Section 1305.  Deposited Money and U.S.
                    Government Obligations to be
                    Held in Trust; Other
                    Miscellaneous Provisions.
                    ----------------------------

               Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee -- collectively, for purposes of this Section 1305, the "Trustee") pursuant to Section 1304 in respect of the Outstanding Securities of such series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

               The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities of such series.

               Anything in this Article Thirteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 1304 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

          6. All provisions of this First Supplemental Indenture shall be deemed to be incorporated in, and made a part of, the Indenture; and the Indenture, as supplemented by this First Supplemental Indenture, shall be read, taken and construed as one and the same instrument.

          7. The Trustee accepts the trusts created by the Indenture, as supplemented by this First Supplemental Indenture, and agrees to perform the same upon the terms and conditions in the Indenture, as supplemented by this First Supplemental Indenture.

          8. The recitals contained in the Indenture and the Securities, except the Trustee's certificate of authentication, shall be taken as statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of the Indenture or the Securities.

          9. All amendments to the Indenture made hereby shall have effect only with respect to the Securities of any series created on or after the date hereof, and not with respect to the Securities of any series created prior to the date hereof.

          10. All capitalized terms used and not defined herein shall have the respective meanings assigned to them in the Indenture.

          11. This First Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, and their respective seals to be hereunto affixed and attested, all as of the date first above written.


                             THE MEAD CORPORATION



                                By:  /s/ W. A. Enouen
                                     -----------------------------
                                     William A. Enouen

                                     Title:  Senior Vice President
                                             and Chief Financial Officer


[Corporate Seal]

Attest:

        /s/ George J. Maly Jr.
        ----------------------------
            George J. Maly Jr.

        Title: Secretary and
               Associate General Counsel


                             BANKERS TRUST COMPANY



                                By:  /s/ Daniel C. Brown, Jr.
                                     -----------------------------
                                         Daniel C. Brown, Jr.

                                     Title:  Vice President

[Corporate Seal]

Attest:

        /s/ Mary A. Polar
        ----------------------------
            Mary A. Polar

        Title: Assistant Secretary

STATE OF OHIO            )
                         ) SS.:
COUNTY OF MONTGOMERY     )

          On the 24th day of March, 1987, before me personally came William A. Enouen, to me known, who, being duly sworn, did depose and say that he is Senior Vice President and Chief Financial Officer of THE MEAD CORPORATION, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

                                         /s/ Laurene L. Holloway
                                         ----------------------------------
                                         LAURENE L. HOLLOWAY, Notary Public
                                         Notary Public, State of Ohio
                                                    No.________________

                                         Qualified in _________________County

                                         Commission Expires August 28, 1990


STATE OF NEW YORK        )
                         ) SS.:
COUNTY OF NEW YORK       )

          On the 26th day of March, 1987, before me personally came Daniel C. Brown, Jr., to me known, who, being duly sworn, did depose and say that he is Vice President of BANKERS TRUST COMPANY, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


                                         /s/ Joanne Itskovitz
                                         ---------------------------------
                                                 JOANNE ITSKOVITZ
                                         Notary Public, State of New York
                                                    No. 4803877
                                         Qualified in Westchester County
                                         Commission Expires March 30, 1988

                                                                [EXECUTION COPY]

--------------------------------------------------------------------------------



                             THE MEAD CORPORATION

                                      TO

                        BANKERS TRUST COMPANY, TRUSTEE

                        ------------------------------

                         Second Supplemental Indenture

                         Dated as of October 15, 1989

                                 TO INDENTURE

                           Dated as of July 15, 1982

                                 As Amended by

                         First Supplemental Indenture

                           Dated as of March 1, 1987

                        ------------------------------







--------------------------------------------------------------------------------

     SECOND SUPPLEMENTAL INDENTURE, dated as of October 15, 1989, between THE MEAD CORPORATION, a corporation duly organized and existing under the laws of the State of Ohio (the "Company"), having its principal offices at Dayton, Ohio and BANKERS TRUST COMPANY, a corporation duly organized and existing under the laws of the State of New York, as Trustee (the "Trustee").

     WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture, dated as of July 15, 1982, and a First Supplemental Indenture (the "First Supplemental Indenture"), dated as of March 1, 1987 (as so supplemented, the "Indenture"), providing for the issuance from time to time of its unsecured debentures, notes and other evidences of indebtedness (herein and therein called the "Securities"), to be issued in one or more series as in the Indenture provided;

     WHEREAS, Sections 901(5) and 901(9) of the Indenture provide, among other things, that the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into an indenture supplemental to the Indenture (1) for the purpose of changing or eliminating any provision of the Indenture, provided that such change or elimination becomes effective only when there is no Security

Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision and (2) for the purpose of making any other provisions with respect to matters arising under the Indenture, provided that such action does not adversely affect the interests of the Holders of Securities of any series in any material respect;

     WHEREAS, the Company pursuant to the foregoing authority, proposed in and by this Second Supplemental Indenture to amend the Indenture in certain respects with respect to the Securities of any series created on or after the date hereof; and

     WHEREAS, all things necessary to make this Second Supplemental Indenture a valid agreement of the Company, in accordance with its terms, have been done.

                                   AGREEMENT

     NOW, THEREFORE, the Company and the Trustee hereby agree as follows:

     1. Section 101 of the Indenture is hereby amended by adding the following definitions:

     "Authorized Newspaper" means a newspaper in an official language of the country of publication or in the English language, in either case customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

     "Bearer Security" means any Security in the form of bearer securities established pursuant to Section 201 that is payable to bearer.

     "CEDEL S.A." means Centrale de Livraison de Valeurs Mobilieres S.A.

     The term "coupon" means any interest coupon appertaining to a Bearer Security.

     "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depositary by the Company pursuant to Section 301 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any such series shall mean the Depositary with respect to the Debt Securities of that series.

     "Designated Currency" has the meaning specified in Section 313.

     "Dollar" or "$" means the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

     "ECU" means the European Currency Unit as defined and revised from time to time by the Council of the European Communities.

     "Euro-clear" means Morgan Guaranty Trust Company of New York, Brussels office, or its successor as operator of the Euro-clear System.

     "European Communities" means the European Economic Community, the European Coal and Steel Community and the European Atomic Energy Community.

     "Exchange Rate" means the exchange rate set forth in the Officers' Certificate or supplemental indenture establishing a series of Securities pursuant to Section 301.

     "Foreign Currency" means a currency issued by the government of any country other than the United States of America.

     "Global Security" means a Registered or Bearer Security evidencing all or part of a series of Securities, issued to the Depositary for such series or its nominee in accordance with Section 303, and bearing the legend prescribed in Section 303.

     "Registered Security" means any Security in the form of registered securities established pursuant to Section 201 that is registered in the Security Register.

     "United States" means the United States of America (including the States thereof and the District of Columbia), its territories and possessions and other areas subject to its jurisdiction.

     "United States Alien" means any Person who, for United States Federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States Federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

     "U.S. Government Obligations" has the meaning specified in Section 1304.

     2. The definitions of "Business Day", "Holder", "Place of Payment" and "Securities" in Section 101 of the Indenture are hereby amended to read in full as follows:

     "Business Day", when used with respect to any Place of Payment or any other particular location referred to in the Indenture or in the Securities, means, except as may otherwise be provided in the form of Securities of any particular series pursuant to the provisions of this Indenture, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law to close.

     "Holder", with respect to a Registered Security, means a Person in whose name such Registered Security is registered in the Security Register and, with respect to a Bearer Security or a coupon, means the bearer thereof.

     "Place of Payment", when used with respect to the Securities of any series payable in Dollars, means the Corporate Trust Office of the Trustee in the Borough of Manhattan, the City and State of New York, when used with respect to the Securities of any series payable in a Foreign Currency, means the place or places where such Foreign Currency is the legal tender, and, when used with respect to the Securities of any series, means such other place or places, if any, where the principal of (and premium, if any) and any interest on the Securities of that series are payable as specified as contemplated by Section 301, in all cases subject to the provisions of
     Section 1002.

     "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture. Where appropriate in the context of this Indenture, the term "Securities" includes any coupons appertaining to any Bearer Securities.

     3.  Section 104 of the Indenture is hereby amended as follows:

     (a) By adding the following immediately after the first sentence of subdivision (a):

     If Securities of a series are issuable in whole or part as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may, alternatively, be embodied in and evidenced by the record of Holders of Securities voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities duly called and held in accordance with the provisions of Article Fourteen, or a combination of such instruments and any such record.

     (b)  By adding the following at the end of subdivision (a):

     The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 1406.

     (c) By relettering Section 104(d) as Section 104(h) and by adding the following immediately prior to new Section 104(h):

     (d) The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as depositary, by any trust company, bank, banker or other depositary, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities in the amount and with the serial numbers therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (1) another certificate of affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (2) such Bearer Security is produced to the Trustee by some other Person, or (3) such Bearer Security is surrendered in exchange for a Registered Security, or (4) such Bearer Security is no longer Outstanding.

     (e) The fact and date of execution of any such instrument or writing, the authority of the Person executing the same and the principal amount and serial numbers of Bearer Securities held by the Person so executing such instrument or writing and the date of holding the same may also be proved in any other manner which the Trustee deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

     (f) If the Company shall solicit from the Holders of Securities of any series any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by Board Resolution, fix in advance a record date for the determination of Holders of Registered Securities entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Any such record date shall be fixed at the Company's discretion.

     If such a record date is fixed, such request, demand, authorization, direction, notice, consent and waiver or other Act may be sought or given before or after the record date, but only the Holders of Registered Securities of record at the close of business on such record date shall be deemed to be Holders of Registered Securities for the purpose of determining whether Holders of the requisite proportion of Securities of such series Outstanding have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Registered Securities of such series Outstanding shall be computed as of such record date.

     (g) For purposes of determining the principal amount of Outstanding Securities of any series the Holders of which are required, requested or permitted to give any request, demand, authorization, direction, notice, consent, waiver or take any other Act under this Indenture and for purposes of determining whether a quorum is present at a meeting of Holders of Securities, (i) each Original Issue Discount Security shall be deemed to have the principal amount determined by the Trustee that would be due and payable upon acceleration of the Maturity thereof pursuant to Section 502 and the terms of such Original Issue Discount Security as of the date such Act is delivered to the Trustee and, where it is hereby expressly required, the Company and (ii) each Security denominated in a Foreign Currency or composite currency shall be deemed to have the principal amount determined by the exchange rate agent specified pursuant to Section 301 by converting the principal amount of such Security in the currency in which such Security is denominated into Dollars at the Exchange Rate as of the date such Act is delivered to the Trustee and, where it is hereby expressly required, to the Company (or, if there is no such rate on such date, such rate as determined by such exchange rate agent).

     4.  Section 106 of the Indenture is hereby amended as follows:

     (a) By deleting the first sentence of the first paragraph and inserting in its place the following:

     Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of any event, (1) such notice shall be sufficiently given to Holders of Registered Securities if in writing and mailed, first-class postage prepaid, to each Holder of a Registered Security affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice; and (2) such notice shall be sufficiently given to Holders of Bearer Securities if published in an Authorized Newspaper in The City of New York and, if the Securities of such series are then listed on the International Stock Exchange of the United Kingdom and the Republic of Ireland and such stock exchange shall so require, in London and, if the Securities of such series are then listed on the Luxembourg Stock Exchange and such stock exchange shall so require, in Luxembourg and, if the Securities of such series are then listed on any other stock exchange outside the United States and such stock exchange shall so require, in any other required city outside the United States or, if not practicable, in Europe on a Business Day at least twice, the first such publication to be not earlier than the earliest date and not later than the latest date prescribed for the giving of such notice.

     (b)  By adding the following to the end thereof:

     In case by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Neither failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice mailed to Holders of Registered Securities as provided above.

     Any request, demand, authorization, direction, notice, consent, election, waiver or other Act required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

     5. Section 301 of the Indenture (as amended by the First Supplemental Indenture) is hereby further amended as follows:

     (a)  By deleting Section 301(8) and inserting in its place the following:

     (8) the denominations in which Registered Securities of the series, if any, shall be issuable, if other than denominations of $1,000 and any integral multiple thereof, and the denominations in which Bearer Securities of the series, if any, shall be issuable if other than the denomination of $5,000;

     (b) By deleting the word "and" from the end of Section 301(10), by renumbering Section 301(11) as Section 301(18) and by inserting the following immediately prior to new Section 301(18):

     (11) whether Bearer Securities of the series are to be issuable and, if so, whether Registered Securities of the series are also to be issuable;

     (12) if Bearer Securities of the series are to be issuable, (x) whether interest in respect of any portion of a temporary Security in global form (representing all of the Outstanding Bearer Securities of the series) payable in respect of any Interest Payment Date prior to the exchange of such temporary Security for definitive Securities of the series shall be paid to any clearing organization with respect to the portion of such temporary Security held for its account and, in such event, the terms and conditions (including any certification requirements) upon which any such interest payment received by a clearing organization will be credited to the Persons entitled to interest payable on such Interest Payment Date, and
     (y) the terms upon which interests in such temporary Security in global form may be exchanged for interests in a permanent Global Security or for definitive Securities of the series and the terms upon which interest in a permanent Global

     Security, if any, may be exchanged for definitive Securities of the series;

     (13) whether the Securities of the series shall be issued in whole or in part in the form of one or more Global Securities and, in such case, the Depositary for such Global Security or Securities;

     (14) if other than Dollars, the currency of denomination of the Securities of any series, which may be in Dollars, any Foreign Currency or any composite currency, including but not limited to the ECU, and, if such currency of denomination is a composite currency other than the ECU, the agency or organization, if any, responsible for overseeing such composite currency;

     (15) if other than Dollars, the currency or currencies in which payment of the principal of (and premium, if any) and interest on the Securities of the series will be made, and the currency or currencies, if any, in which payment of the principal of (and premium, if any) or the interest on Registered Securities of the series, at the election of each of the Holders thereof, may also be payable, and the periods within which and the terms and conditions upon which such election is to be made, the manner in which the exchange rate with respect to such payment shall be determined and the agent appointed by the Company in connection with the determination of the exchange rate, and whether Section 312 will be applicable to Securities of the Series;

     (16) if the amount of payments of principal of (and premium, if any) or interest on the Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined;

     (17) whether and under what conditions additional amounts shall be payable to Holders of Securities pursuant to or in a manner different from Section 1010; and

     (c) By adding the following at the end of Section 301:

     Securities of any particular series may be issued at various times, with different dates on which the principal or any installment of principal is payable, with different rates of interest, if any, or different methods by which rates of interest may be determined, with different dates on which such interest may be payable, with different Redemption Dates and may be denominated in different currencies or payable in different currencies.

     6. The second sentence of Section 302 of the Indenture is hereby amended by adding the following to the end thereof:

     , except that Bearer Securities of each series, if any, shall be issuable in the denomination of $5,000.

     7.  Section 303 of the Indenture is hereby amended as follows:

     (a)  By adding the following to the end of the first paragraph:

     Coupons shall bear the facsimile signature of the Treasurer or any Assistant Treasurer of the Company.

     (b) By adding the following to the end of the first sentence of the third paragraph:

     ; provided, however, that in connection with its original issuance, no
       ------------------
     Bearer Security (including any Security in global form that is either a Bearer Security or exchangeable for Bearer Securities) or Security delivered in exchange for an interest in the temporary Global Security shall be mailed or otherwise delivered to any location in the United States; and provided further that a Bearer Security (other than a temporary Global Security) and any Security delivered in exchange for an interest in the temporary Global Security may be delivered, in connection with its original issuance, only if the Person entitled to receive such Security shall have furnished either (i) a certificate in the form set forth in Exhibit A to this Indenture, dated no earlier than 15 days prior to the earlier of the date on which such Security is delivered or the date on which any temporary Global Security first becomes exchangeable for such Securities in accordance with the terms of such temporary Security or this Indenture, or (ii) a certificate in the form set forth in Exhibit D to this Indenture if such certificate has been furnished after the Exchange Date. If any Security is represented by a permanent Global Security then, for the purposes of this Section and Section 304, the notation of a beneficial owner's interest therein upon original issuance of such

     Security or upon exchange of a portion of a temporary Global Security shall be deemed to be delivery in connection with its original issuance of such beneficial owner's interest is such permanent Global Security. To the extent authorized in or pursuant to a Board Resolution and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, such Company Order may be given by any one officer of the Company, may be electronically transmitted, and may provide instructions as to registration of holders, principal amounts, rates of interest, maturity dates and other matters contemplated by such Board Resolution and Officers' Certificate or supplemental indenture to be so instructed in respect thereof. Before authorizing and delivering the first Securities of any series (and upon reasonable request of the Trustee thereafter), the Company shall deliver to the Trustee (i) the certificates called for under Sections 201 and 301 hereof and (ii) an Opinion of Counsel described in the next sentence.

     (c)  By adding the following immediately after the third paragraph:

     If the Company shall establish pursuant to Section 301 that the Securities of a series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee shall, in accordance with this Section and the Company Order with respect to such series, authenticate and deliver one or more Global Securities in temporary or permanent form that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of Outstanding Securities of such series to be represented by one or more Global Securities; (ii) shall be registered, if in registered form, in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instruction and (iv) shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for Securities in definitive form in accordance with the provisions of the Indenture and the terms of the Securities, this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

     Each Depositary designated pursuant to Section 301 for a Global Security in registered form must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities Exchange Act of 1934 and any other applicable statute or regulation.

     (d) By deleting the fourth paragraph and inserting the following in its place:

     Each Registered Security shall be dated the date of its authentication. Each Bearer Security shall be dated as of the date specified as contemplated by Section 301.

     (e) By adding the following at the end of the fifth paragraph:

     Except as permitted by Section 306 or 307, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant coupons for interest then matured have been detached and cancelled.

     8.  Section 304 of the Indenture is hereby amended by deleting the text of
Section 304 in its entirety and inserting the following in its place:

     Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form or, if authorized, in bearer form with one or more coupons or without coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities. In the case of any series issuable as Bearer Securities, such temporary Securities may be in global form and shall be delivered only in compliance with the applicable conditions set forth in Section 303.

     Except in the case of temporary Securities in global form (which shall be exchanged in accordance with the provisions of the following paragraphs), if temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. Except as otherwise specified or contemplated in Section 301 with respect to a series of Securities issuable as Bearer Securities, after the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company maintained pursuant to Section 1002 in a Place of Payment for such series for the purpose of exchanges of Securities of such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by any unmatured coupons appertaining thereto) the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like aggregate principal amount of definitive Securities of the same series and of like tenor of authorized denominations; provided,
                                                                ---------
     however, that no definitive Bearer Security shall be issued in exchange for
     --------
     a temporary Registered Security.

     If temporary Securities of any series are issued in global form, any such temporary Global Security shall, unless otherwise provided therein, be delivered to the London office of a depositary or common depositary (the "Common Depositary"), for the benefit of Euro-clear and CEDEL S.A. for credit to the respective accounts of the beneficial owners of such Securities (or to such other accounts as they may direct).

     Without unnecessary delay but in any event not later than the date specified in, or determined pursuant to the terms of, any such temporary Global Security of a series (the "Exchange Date"), the Company shall deliver to the Trustee definitive Securities of that series in aggregate principal amount equal to the principal amount of such temporary Global Security, executed by the Company. On or after the Exchange Date such temporary Global Security shall be surrendered by the Common Depositary to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities of that series, without charge and the Trustee shall authenticate and deliver, in exchange for each portion of such temporary Global Security a like aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such temporary Global Security to be exchanged; provided, however, that, unless otherwise specified in such
                --------  -------
     temporary Global Security, upon such presentation by the Common Depositary, such temporary Global Security is accompanied by a certificate dated the Exchange Date or a subsequent date and signed by Euro-clear as to the portion of such temporary Global Security held for its account then to be exchanged and a certificate dated the Exchange Date or a subsequent date and signed by CEDEL S.A. as to the portion of such temporary Global Security held for its account then to be exchanged, each in the form set forth in Exhibit B to this Indenture. The definitive Securities to be delivered in exchange for any such temporary Global Security shall be in bearer form, registered form, permanent global bearer form or permanent global registered form, or any combination thereof, as specified as contemplated by Section 301, and, if any combination thereof is so specified, as requested by the beneficial owner thereof, provided, however
                                                              --------  -------
     that definitive Securities shall be delivered in exchange for a portion of a temporary Global Security only in compliance with the requirements of
     Section 303.

     Unless otherwise specified in such temporary Global Security, the interest of a beneficial owner of Securities of a series in a temporary Global Security shall be exchanged for definitive Securities of the same series and of like tenor following the Exchange Date upon the earlier of (i) the receipt by Euro-clear or CEDEL S.A., as the case may be, after the Exchange Date from the account holder of a certificate in the form set forth in Exhibit D to this Indenture, or (ii) the receipt by Euro-clear or CEDEL S.A., as the case may be, of instructions from the account holder to request such exchange on his behalf and the delivery to Euro-clear or CEDEL S.A., as the case may be, of a certificate in the form set forth in Exhibit A to this Indenture, dated no earlier than 15 days prior to the Exchange Date, copies of which certificate shall be available from the offices of Euro-clear and CEDEL S.A., the Trustee, any Authenticating Agent appointed for such series of Securities and each Paying Agent. Unless otherwise specified in such temporary Global Security, any such exchange shall be made free of charge to the beneficial owners of such temporary Global Security, except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like in the event that such Person does not take delivery of such definitive Securities in person at the offices of

     Euro-clear or CEDEL S.A. Definitive Securities to be delivered in exchange for any portion of a temporary Global Security shall be delivered only outside the United States.

     Until exchanged in full as hereinabove provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder, except that, unless otherwise specified as contemplated by Section 301, interest payable on a temporary Global Security on any Interest Payment Date for Securities of such series shall be payable to Euro-clear and CEDEL S.A. on such Interest Payment Date upon delivery by Euro-clear and CEDEL S.A. to the Trustee of a certificate or certificates in the form set forth in Exhibit C to this Indenture, for credit without further interest on or after such Interest Payment Date to the respective accounts of the Persons for which Euro-clear or CEDEL S.A., as the case may be, hold such temporary Global Security on such Interest Payment Date and who have each delivered to Euro-clear or CEDEL S.A., as the case may be, a certificate in the form set forth in Exhibit D to this Indenture. Any interest so received by Euro-clear and CEDEL S.A. and not paid as herein provided shall be returned to the Trustee immediately prior to the expiration of two years after such Interest Payment Date in order to be repaid to the Company in accordance with Section 1003.

     9.  Section 305 of the Indenture is hereby amended as follows:

     (a) By deleting this second paragraph in its entirety and the first sentence of the third paragraph and inserting the following in their place:

     Upon surrender for registration of transfer of any Registered Security of any series at the office or agency of the Company maintained for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series of any authorized denomination or denominations, of like tenor and aggregate principal amount.

     Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for Securities in definitive form, a Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

     At the option of the Holder, Registered Securities of any series (except a Global Security) may be exchanged for other Registered Securities of the same series of any authorized denomination or denominations, of a like aggregate principal amount, upon surrender of the Registered Securities to be exchanged at such office or agency. Bearer Securities may not be delivered by the Trustee in exchange for Registered Securities.

     At the option of the Holder, except as otherwise specified as contemplated by Section 301 with respect to a Global Security issued in bearer form, Bearer Securities of any series may be exchanged for Registered Securities (if the Securities of such series are issuable as Registered Securities) or Bearer Securities (if Bearer Securities of such series are issuable in more than one denomination) of the same series, of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured coupons and all matured coupons in default appertaining thereto; provided, however, delivery of a Bearer Security shall occur only outside the United States. If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company and the Trustee in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that,
                                                        --------  -------
     except as otherwise provided in Section 1002, interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at such office or agency in exchange for a Registered Security of the same series after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or
     (ii) any Special Record Date and before the opening of business at such office or agency on the related date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date of payment, as the case may be.

     (b) By adding the following immediately after the third paragraph:

     If at any time the Depositary for the Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such series or if at any time the Depositary for the Securities of such series shall no longer be eligible under Section 303, the Company shall appoint a successor Depositary with respect to the Securities of such series. If a successor Depositary for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to Section 301(13) shall no longer be effective with respect to the Securities of such series and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive form in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

     The Company may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive form and in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

     If (a) there shall have occurred and be continuing an Event of Default or an event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default with respect to a series of Securities issued in the form of one or more Global Securities, or (b) if specified by the Company pursuant to Section 301 with respect to a series of Securities, the Depositary for such series of Securities may surrender a Global Security for such series of Securities in exchange in whole or in part for Securities of such series in definitive form. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge:

          (i) to each Person specified by such Depositary a new Security or Securities of the same series, of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and

          (ii) to such Depositary a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities delivered to Holders thereof.

     In any exchange provided for in any of the preceding three paragraphs, the Company will execute and the Trustee will authenticate and deliver Securities (a) in definitive registered form in authorized denominations, if the Securities of such series are issuable as Registered Securities, (b) in definitive bearer form in authorized denominations, with coupons attached, if the Securities of such series are issuable as Bearer Securities or (c) as either Registered or Bearer Securities, if the Securities of such series are issuable in either form; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Global Security unless the Company or its agent shall have received from the person entitled to receive the definitive Bearer Security a certificate substantially in the form set forth in Exhibit A hereto in accordance with Section 303; and provided further that delivery of a Bearer Security shall occur only outside the United States; and provided further that no definitive Bearer Security will be issued if the Company has reason to know that such certificate is false.

     Upon the exchange of a Global Security for Securities in definitive form, such Global Security shall be cancelled by the Trustee. Registered Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver Bearer Securities issued in exchange for a Global Security pursuant to this Section to the persons, and in such authorized denominations, as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Global Security unless the Company or its agent shall have received from the person entitled to receive the definitive Bearer Security a certificate substantially in the form set forth in Exhibit A to this Indenture in accordance with Section 303; and provided further that delivery of a Bearer Security shall occur only outside the United States; and provided further that no definitive Bearer Security will be issued if the Company has reason to know that such certificate is false.

     (c) By adding the following to the end of the sentence comprising the seventh paragraph:

     , or (iii) to exchange any Bearer Security so selected for redemption except that such a Bearer Security may be exchanged for a Registered Security of that series (if the Securities of such series are issuable as Registered Securities), provided that such Registered Security shall be simultaneously surrendered for redemption with written instruction for payment consistent with the provisions of this Indenture.

     10. The third paragraph of Section 306 is hereby amended by adding the following to the end of the sentence comprising the third paragraph:

     ; provided, however, that payment of principal of (and premium, if any) and any interest on Bearer Securities shall, except as otherwise provided in
     Section 1002, be payable only at an office or agency located outside the United States; and provided, further, that, with respect to any such coupons, interest represented thereby (but not any additional amounts payable as provided in Section 1010), shall be payable only upon presentation and surrender of the coupons appertaining thereto.

     11.  Section 307 of the Indenture is hereby amended as follows:

     (a)  By adding the following to the end of the first paragraph:

     In case a Bearer Security of any series is surrendered in exchange for a Registered Security of such series after the close of business (at an office or agency in a Place of Payment for such series) on any Regular Record Date and before the opening of business (at such office or agency) on the next succeeding Interest Payment Date, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date and interest will not be payable on such Interest Payment Date in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

     (b)  By adding the following to the end of Section 307(1):

     In case a Bearer Security of any series is surrendered at the office or agency in a Place of Payment for such series in exchange for a Registered Security of such series after the close of business at such office or agency on any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such proposed date of payment and Defaulted Interest will not be payable on such proposed date of payment in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

     12. Section 308 of the Indenture is hereby amended by adding the following to the end thereof:

     Title to any Bearer Security and any coupons appertaining thereto shall pass by delivery. The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of any Bearer Security and the bearer of any coupon as the absolute owner of such Bearer Security or coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Bearer Security or coupon be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

     Notwithstanding the foregoing, with respect to any Global Security, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by a Depositary or impair, as between a Depositary and holders of beneficial interests in any Global Security, the operation of customary practices governing the exercise of the rights of the Depositary as Holder of such Global Security. None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

     13. The Indenture is hereby amended by adding new Sections 311 and 312 immediately after Section 310, as follows:

     SECTION 311.  Certification by a Person Entitled to Delivery of Bearer
                   --------------------------------------------------------
     Security.
     ---------

     Whenever any provision of this Indenture or a Security contemplates that certification be given by a Person entitled to delivery of a Bearer Security, such certification shall be provided substantially in the form of Exhibit A hereto, with only such changes as shall be approved by the Company.

     SECTION 312.  Judgments.
                   ----------

     The Company may provide, pursuant to Section 301, for the Securities of any series that, to the fullest extent provided under applicable law, (a) the obligation, if any, of the Company to pay the principal of (and premium, if any) and interest on the Securities of such series and any appurtenant coupons in a Foreign Currency, composite currency or Dollars (the "Designated Currency") as may be specified pursuant to Section 301 is of the essence and agree that judgments in respect of such Securities shall be given in the Designated Currency; (b) the obligation of the Company to make payments in the Designated Currency of the principal of (and premium, if any) and interest on such Securities and any appurtenant coupons shall, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the Designated Currency that the Holder receiving such payment may, in accordance with normal banking procedures, purchase with the sum paid in such other currency (after any premium and cost of exchange) in the country of issue of the Designated Currency in the case of Foreign Currency or Dollars or in the international banking community in the case of a composite currency on the Business Day immediately following the day on which such Holder receives such payment; (c) if the amount in the Designated Currency that may be so purchased for any reason falls short of the amount originally due, the Company shall pay such additional amounts as may be necessary to compensate for such shortfall; and (d) any obligation of the Company not discharged by such payment shall be due as a separate and independent obligation and, until discharged as provided herein, shall continue in full force and effect.

     14.  Section 401 of the Indenture is hereby amended as follows:

     (a) By adding the following to the end of the first parenthetical in the first paragraph: "and any right to receive additional amounts as provided in
Section 1010."

     (b) By deleting in the parenthetical in Section 401(1)(A) the word "and" immediately prior to subsection (ii), and adding the following immediately after the end of subsection (ii):

     (iii) coupons appertaining to Bearer Securities surrendered in exchange for Registered Securities and maturing after such exchange, surrender of which is not required or has been waived as provided in Section 305, and (iv) coupons appertaining to Bearer Securities called for redemption and maturing after the relevant Redemption Date, surrender of which has been waived as provided in Section 1106.

     15.  Section 506 of the Indenture is hereby amended as follows:

     (a) By adding the following to the end of clause SECOND of Section 506:

     Except to the extent otherwise provided in Section 312 if such Section is specified as applicable to Securities of a particular series, the Holders of each series of Securities denominated in ECU, any other composite currency or a Foreign Currency and any matured coupons relating thereto shall be entitled to receive a ratable portion of the amount determined by the exchange rate agent specified pursuant to Section 301 by converting the principal amount Outstanding of such series of Securities and matured but unpaid interest on such series of Securities in the currency in which such series of Securities is denominated into Dollars at the Exchange Rate as of the date of declaration of acceleration of the Maturity of the Debt Securities (or, if there is no such rate on such date, such rate as determined by such exchange rate agent).

     (b) By adding the following to the end thereof:

     Upon receipt by the Trustee of any declaration of acceleration, or rescission and annulment thereof, with respect to Securities of a series all or part of which is represented by a Global Security, the Trustee shall establish a record date for determining Holders of Outstanding Securities of such series entitled to join in such declaration of acceleration, or rescission and annulment, as the case may be, which record date shall be at the close of business on the day the Trustee receives such declaration of acceleration, or rescission and annulment, as the case may be. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such declaration of acceleration, or rescission and annulment, as the case may be, whether or not such Holders remain Holders after such record date; provided, that unless such declaration of acceleration, or rescission and
     --------
     annulment, as the case may be, shall have become effective by virtue of the requisite percentage having been obtained prior to the day which is 90 days after such record date, such declaration of acceleration, or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new declaration of acceleration, or rescission or annulment thereof, as the case may be, that is identical to a declaration of acceleration, or rescission or annulment thereof, which has been cancelled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 502.

     16. Section 512 of the Indenture is hereby amended by adding the following to the end thereof:

     Upon receipt by the Trustee of any such direction with respect to Securities of a series all or part of which is represented by a Global Security, the Trustee shall establish a record date for determining Holders of Outstanding Securities of such series entitled to join in such direction, which record data shall be at the close of business on the day the Trustee receives such direction. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such direction, whether or not such Holders remain Holders after such record date; provided, that unless such majority in principal amount
                       --------
     shall have been obtained prior to the day which is 90 days after such record date, such direction shall automatically and without further action by any Holder be cancelled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new direction identical to a direction which has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 512.

      17. Section 513 of the Indenture is hereby amended by adding the following to the end thereof:

     The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to waive any past default hereunder. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to waive any default hereunder, whether or not such Holders remain Holders after such record date; provided, that unless such majority in principal
                             --------
     amount shall have been obtained prior to the date which is 90 days after such record date, any such waiver previously given shall automatically and without further action by any Holder be cancelled and of no further effect.

     18. Section 608(b) of the Indenture is hereby amended by deleting the words "by mail" and inserting the following in their place:

     in the manner and to the extent provided in Section 703(c)

     19. Section 610(f) of the Indenture is hereby amended by deleting the words "by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the Security Register", and inserting in their place the words "in the manner provided in Section 106."

     20. Section 701 of the Indenture is hereby amended by adding the following to the end thereof:

     The Trustee shall preserve for at least two years the names and addresses of Holders of Bearer Securities filed with the Trustee pursuant to
     Section 703(c).

     21.  Section 703 of the Indenture is hereby amended as follows:

     (a) By deleting the following in the first sentence of Section 703(b): ", as their names and addresses appear in the Security Register," and inserting in its place the following: ", as provided in Section 703(c)."

     (b) By relettering Section 703(c) as Section 703(d) and inserting the following immediately prior to new Section 703(d):

          (c)  Reports pursuant to this Section shall be transmitted by mail:

          (1) to all Holders of Registered Securities, as the names and addresses of such Holders appear in the Security Register;

          (2) to such Holders of Bearer Securities as have, within the two years preceding such transmission, filed their names and addresses with the Trustee for that purpose; and

          (3) except in the case of reports pursuant to Subsection (b) of this Section, to each Holder of a Security whose name and address is preserved at the time by the Trustee, as provided in Section 702(a).

     22. Section 704(3) of the Indenture is hereby amended by deleting the words "as their names and addresses appear in the Security Register", and inserting the following in their place:

     in the manner and to the extent provided in Section
     703(c) with respect to reports pursuant to Section
     703(a)

     23. Section 801(1) of the Indenture is hereby amended to insert the following immediately after the words "interest on all the Securities":

     (including all additional amounts, if any, payable pursuant to Section
     1010)

     24. Section 901(4) of the Indenture is hereby amended by deleting the same in its entirety, and inserting the following in its place:

     (4) to add to or change any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal (or premium, if any) on Registered Securities or of principal (or premium, if any) or any interest on Bearer Securities, to permit Registered Securities to be exchanged for Bearer Securities, provided any such action shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect; or

     25.  Section 902 of the Indenture is hereby amended as follows:

     (a) By adding to the end of Section 902(1) the following: "change any obligation of the Company to pay additional amounts pursuant to Section 1010 (except as contemplated by Sections 301 or 801(1) or permitted by Section 901(1)), or"

     (b) By adding to the end of Section 902(2) the following: "reduce the requirements of Section 1404 of quorum or voting, or"

     (c)  By adding to the end of Section 902 the following:

     The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to consent to any indenture supplemental hereto. If a record date is fixed, the Holders on such record date or their duly designated proxies, and only such Persons, shall be entitled to consent to such supplemental indenture, whether or not such Holders remain Holders after such record date; provided, that unless such
                                                    --------
     consent shall have become effective by virtue of the requisite percentage having been obtained prior to the date which is 90 days after such record date, any such consent previously given shall automatically and without further action by any Holder be cancelled and of no further effect.

     27. Section 1001 of the Indenture is hereby amended by adding the following to the end thereof:

     Any interest due on Bearer Securities on or before Maturity, other than additional amounts, if any, payable as provided in Section 1010 in respect of principal of (or premium, if any, on) such a Security, shall be payable only upon presentation and surrender of the several coupons for such interest installments as are evidenced thereby as they severally mature.

     27.  Section 1002 of the Indenture is hereby amended as follows:

     (a) By adding the following immediately after the first sentence of the first paragraph:

     If Securities of a series are issuable as Bearer Securities, the Company will maintain, subject to any laws or regulations applicable thereto, (A) an office or agency in a Place of Payment for such series that is located outside the United States where Securities of such series and the related coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Securities of such series pursuant to
     Section 1010); provided, however, that if the Securities of such series are listed on The International Stock Exchange of the United Kingdom and the Republic of Ireland or the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company will maintain a Paying Agent in London or Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of such series are listed on such exchange, and (B) an office or agency in a Place of Payment for such series that is located outside the United States where any Registered Securities of such series may be surrendered for registration of transfer, where securities of that series may be surrendered for exchange and where notices and demands to or upon the Company in respect of the Securities of that series and the Indenture may be served.

     (b) By adding the following to the end of the former third sentence of the first paragraph:

     ; provided that Bearer Securities of that series and the related coupons
       --------
     may be presented and surrendered for payment (including payment of any additional amounts payable on Bearer Securities of that series pursuant to
     Section 1010) at the place specified for the purpose pursuant to Section 301 or, if no such place is specified, at the main office of the Trustee in London.

     (c) By adding the following immediately after the first paragraph:

     No payment of principal of or premium or interest on Bearer Securities shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided, however, that, if the Securities are denominated and payable in Dollars, payment of principal of and any premium and interest (including any additional amounts payable in respect thereof pursuant to Section 1010) on any Bearer Security shall be made in Dollars at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York if (but only if) payment of the full amount of such principal, premium, interest or additional amounts at all offices outside the United States maintained for the purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

     27. The fifth paragraph of Section 1003 of the Indenture is hereby further amended as follows:

     (a) By changing the words "three years" to "two years".

     (b) By deleting the words "in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York" from the proviso in said fifth paragraph, and inserting the following in their place:


     in an Authorized Newspaper of general circulation in the Borough of Manhattan, The City of New York, and each Place of Payment

     29. The Indenture is hereby amended by adding a new Section 1010 immediately after Section 1009 as follows:

     SECTION 1010. Payment of Additional Amounts.
                   ------------------------------

     If the Securities of a series provide for the payment of additional amounts, the Company will pay to the Holder of any Security of any series or any coupon appertaining thereto additional amounts upon the terms and subject to the conditions provided therein. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of (or premium, if any) or interest on, or in respect of, any Security of any series or any related coupon or the net proceeds received on the sale or exchange or any Security of any series, such mention shall be deemed to include mention of the payment of additional amounts provided for in the terms of such Securities and this Section to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of additional amounts (if applicable) in any provisions hereof shall not be construed as excluding additional amounts in those provisions hereof where such express mention is not made.

     If the Securities of a series provide for the payment of additional amounts, at least 10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to the Maturity, the first day on which a payment of principal (and premium, if any) is made, and at least 10 days prior to each date of payment of principal (and premium, if any) or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company will furnish the Trustee and the Company's principal Paying Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of (and premium, if any) or interest on the Securities of that series shall be made to Holders of Securities of that series or the related coupons who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of that series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities or coupons and the Company will pay to the Trustee or such Paying Agent the additional amounts, if any, required by the terms of such Securities and the first paragraph of this Section. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with Actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section 1010.

     30. The first paragraph of Section 1104 of the Indenture is hereby amended to delete the words "by first-class mail, postage prepaid, mailed"; to insert the following in their place: "in the manner provided in Section 106;" and to delete the words "at his address appearing in the Security Register."

     31. Section 1106 of the Indenture is hereby amended as follows:

     (a) By adding the following to the end of the first sentence of the first paragraph:

     and the coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void.

     (b) By adding the following immediately prior to the proviso to the second sentence of the first paragraph:

     Provided, however, that installments of interest on Bearer Securities
     --------  -------
     whose Stated Maturity is on or prior to the Redemption Date shall be payable only upon presentation and surrender of coupons for such interest (at an office or agency located outside the United States except as otherwise provided in Section 1002), and

     (c) By adding the following immediately following the first paragraph:

     If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the Redemption Date, such Bearer Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside of the United States except as otherwise provided in Section 1002.

     32. Section 1107 of the Indenture is hereby amended to add the following to the end of the sentence comprising Section 1107:

     , except that if a Global Security is so surrendered, the Company shall execute, and the Trustee shall authenticate and deliver to the Depositary for such Global Security, without service charge, a new Global Security in a denomination equal to and in exchange for the unredeemed portion of the principal of the Global Security so surrendered.

     33. Section 1202(1) of the Indenture is hereby amended to add the following after the parenthetical and immediately prior to the word "and":

     , together in the case of any Bearer Securities of such series with all unmatured coupons appertaining thereto,

     34. Section 1302(B) of the Indenture is hereby amended to add the words "and Section 1010" at the end thereof.

     35. The Indenture is hereby amended to add a new Article Fourteen as follows:

                               ARTICLE FOURTEEN
                              MEETINGS OF HOLDERS

     SECTION 1401. Purposes for Which Meeting May be Called.
                   -----------------------------------------

     If Securities of a series are issuable in whole or in part as Bearer Securities, a meeting of Holders of Securities of such series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, notice, consent, waiver or other Act provided by this Indenture to be made, given or taken by Holders of Securities of such series.

     SECTION 1402. Call, Notice and Place of Meetings.
                   -----------------------------------

          (a) The Trustee may at any time call a meeting of Holders of Securities of any series issuable in whole or in part as Bearer Securities for any purpose specified in Section 1401, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or in London, as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 or more than 180 days prior to the date fixed for the meeting.

          (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in
     Section 1401, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or in London for such meeting and may call such meeting for such purposes by giving notice thereof as provided in Subsection (a) of this Section.

     SECTION 1403. Persons Entitled to Vote at Meetings.
                   -------------------------------------

     To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

     SECTION 1404. Quorum; Action.
                   ---------------

     The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series; provided, however, that if any action is to be taken at such meeting with respect to a consent or waiver which this Indenture expressly provides may be given by the Holders of not less than 66 2/3% in principal amount of the Outstanding Securities of a series, the Persons entitled to vote 66 2/3% in principal amount of the Outstanding Securities of such series shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In the absence of a quorum in any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 1402(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series that shall constitute a quorum.

     Except as limited by the first proviso to Section 902, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of that series; provided, however, that, except as limited by such first proviso to Section 902, any resolution with respect to any consent or waiver which this Indenture expressly provides may be given by the Holders of not less than 66 2/3% in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid only by the affirmative vote of the Holders of 66 2/3% in principal amount of the Outstanding Securities of that series; and provided further that, except as limited by such first proviso to Section 902, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other Act which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of that series.

     Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the related coupons, whether or not present or represented at the meeting.

     SECTION 1405. Determination of Voting Rights; Conduct and Adjournment of
                   ----------------------------------------------------------
     Meetings.
     ---------

          (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of such series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104 or, in the case of Bearer Securities, by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 104 to certify to holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

          (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 1402(b), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

          (c) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount (or the equivalent in ECU, any other composite currency or a Foreign Currency) of Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

          (d) Any meeting of Holders of Securities of any series duly pursuant to Section 1402 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

     SECTION 1406. Counting Votes and Recording Action of Meetings.
                   ------------------------------------------------

     The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1402 and, if applicable, Section 1404. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter of have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

     33. The Indenture is hereby amended by adding Exhibits A, B, C and D to the end thereof, as such Exhibits are attached to this Second Supplemental Indenture.

     34. All provisions of this Second Supplemental Indenture shall be deemed to be incorporated in, and made a part of, the Indenture; and the Indenture, as supplemented by this Second Supplemental Indenture, shall be read, taken and construed as one and same instrument.

     35. The Trustee accepts the trusts created by the Indenture, as supplemented by this Second Supplemental Indenture, and agrees to perform the same upon the terms and conditions in the Indenture, as supplemented by the Second Supplemental Indenture.

     36. The recitals contained in the Indenture and the Securities, except the Trustee's certificate of authentication, shall be taken as statement of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of the Indenture or the Securities.

     37. All amendments to the Indenture made hereby shall have effect only with respect to the Securities of any series created on or after the date hereof, and not with respect to the Securities of any series created prior to the date hereof.

     38. All capitalized terms used and not defined herein shall have the respective meanings assigned to them in the Indenture.

     39. This Second Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed, and their respective seals to be hereunto affixed and attested, all as of the date first above written.



                                              THE MEAD CORPORATION


                                              By /s/ W. A. Enoven
                                                --------------------------------
                                                Title: Senior Vice President and
                                                       Chief Financial Officer

[Corporate Seal]

Attest:
/s/ Lorraine J. Francis
----------------------------------
   Title: Assistant Secretary


                                              BANKERS TRUST COMPANY



                                              By /s/ Louise A. Buckley
                                                --------------------------------
                                                Title: Assistant Vice President

[Corporate Seal]

Attest:

/s/ Virginia Cheng Shames
----------------------------------
   Title: Assistant Vice President

     STATE OF OHIO         )
                           )  s.s.:
     COUNTY OF MONTGOMERY  )

     On the 18th day of October, 1989, before me personally came W.A. Enoven, to be known, who, being duly sworn, did depose and say that he is Senior VP and Chief Financial Officer of THE MEAD CORPORATION, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

                                                    /s/ Jeffrey L. Hayman
                                               --------------------------------
                                                      JEFFREY L. HAYMAN
                                                       ATTORNEY AT LAW
                                                 NOTARY PUBLIC - STATE OF OHIO
                                                      LIFETIME COMMISSION
                                                      SECTION 147.03 R. C.


     STATE OF NEW YORK   )
                         )  s.s.:
     COUNTY OF NEW YORK  )

     On the 16th day of October, 1989, before me personally came Louise A. Buckley, to be known, who, being duly sworn, did depose and say that she is Assistant Vice President of BANKERS TRUST COMPANY, one of the corporations described in and which executed the foregoing instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that she signed her name thereto by like authority.

                                                   /s/ Desiree Marshall
                                            -----------------------------------
                                                      DESIREE MARSHALL
                                              Notary Public, State of New York
                                                       No. 24-4885294
                                                  Qualified in Kings County
                                            Certificate filed in New York County
                                            Commission Expires February 17, 1991

                                   EXHIBIT A

                  [FORM OF CERTIFICATE TO BE GIVEN BY PERSON
                ENTITLED TO RECEIVE BEARER SECURITY OR SECURITY
              INITIALLY REPRESENTED BY TEMPORARY GLOBAL SECURITY]

                                  CERTIFICATE
                                  -----------

                                 ------------

                    [Insert title or sufficient description
                        of Securities to be Delivered]

     This is to certify that the above-captioned Securities is not being acquired by or on behalf of a United States person, or for offer to resell or for resale to a United States person, or any person inside the United States, or, if a beneficial interest in the Securities is being acquired by a United States person, that such United States person is a financial institution within the meaning of Section 1.165-12(c)(l)(v) of the United States Treasury Regulations or is acquiring through such a financial institution and that in either case the Securities are held by a financial institution that has agreed in writing to comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder and that is not purchasing for offer to resell or for resale inside the United States. If this certificate is being provided by a clearing organization, it is based on similar certificates provided to it by its member organizations; provided, however, that, if the undersigned has actual knowledge that the information contained in such a certificate is false (and, absent documentary evidence that the beneficial owner of such Security is not a United States person, it will be deemed to have actual knowledge that such beneficial owner, other than a financial institution described above, is a United States person if it has a United States address for such beneficial owner), the undersigned will not deliver a Security in temporary or definitive bearer form, to the person who signed such certificate notwithstanding the delivery of such certificate to the undersigned.

     As used herein, "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction, and "United States person" means any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States and any estate or trust the income of which is subject to Federal income taxation regardless of its source.

     We undertake to advise you by telex if the above statement as to beneficial ownership is not correct on the date of delivery of the above-captioned Securities as to all of such Securities.

     We understand that this certificate is required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

Dated: __________________________, 19__

                                  ____________________________________

                                   EXHIBIT B

                [FORM OF CERTIFICATE TO BE GIVEN BY EURO-CLEAR
                               AND CEDEL S.A. IN
                 CONNECTION WITH THE EXCHANGE OF A PORTION OF
                         A TEMPORARY GLOBAL SECURITY]

                                  CERTIFICATE

                                 ------------

                    [Insert title or sufficient description
                        of Securities to be delivered]

     This is to certify with respect to $__________ principal amount of the above-captioned Securities that we have received from each of the persons appearing in our records as persons entitled to a portion of such principal amount (our "Qualified Account Holders") a certificate with respect to such portion substantially in the form attached hereto.

     We further certify that as of the date hereof we have not received any notification from any of our Qualified Account Holders to the effect that the statements made by such Qualified Account Holders with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof.

Dated:__________ , 19__.

[To be dated no earlier than
the Exchange Date]

                                                          [MORGAN GUARANTY TRUST
                                                          COMPANY OF NEW YORK,
                                                          BRUSSELS OFFICE, AS
                                                          OPERATOR OF THE EURO-
                                                          CLEAR SYSTEM]
                                                          [CEDEL S.A.]

                                                          By____________________

                                   EXHIBIT C

                [FORM OF CERTIFICATE TO BE GIVEN BY EURO-CLEAR
                      AND CEDEL S.A. TO OBTAIN INTEREST]

                                  CERTIFICATE

                                  ----------

            [Insert title or sufficient description of Securities]

     We confirm that the interest payable on the Interest Payment Date(s) on [Insert Date(s)] will be paid to each of the persons appearing in our records as being entitled to interest payable on such date from whom we have received a written certification, dated not earlier than such Interest Payment Date(s), substantially in the form attached hereto.

     We undertake that any interest received by us and not paid as provided above shall be returned to the Trustee for the above Securities immediately prior to the expiration of two years after such Interest Payment Date in order to be repaid by such Trustee to the above issuer at the end of two years after such Interest Payment Date.

Dated: ___________, 19__.

[To be dated on or after the most recent
Interest Payment Date]

                                                         [MORGAN GUARANTY TRUST
                                                         COMPANY OF NEW YORK,
                                                         BRUSSELS OFFICE, AS
                                                         OPERATOR OF THE EURO-
                                                         CLEAR SYSTEM]
                                                         [CEDEL S.A.]

                                                         By____________________

                                   EXHIBIT D

                      [FORM OF CERTIFICATE TO BE GIVEN BY
                      ACCOUNT HOLDERS TO OBTAIN INTEREST]

                                  CERTIFICATE

                                 ------------

            [Insert title or sufficient description of Securities]

     This is to certify that (i) as of the Interest Payment Date(s) on [Insert Date(s)], none of the above-captioned Securities held by you for our account was beneficially owned by a United States person or, if any of such Securities held by you for our account were beneficially owned by a United States person, such United States person was a financial institution as defined in Section 1.165-12(c)(1)(v) of the United States Treasury Regulations under the Internal Revenue Code of 1986, as amended or acquired such Securities through a financial institution and that such Securities were held by a financial institution that agreed to comply with Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986 and the regulations thereunder and that was not purchasing for offer to resell or for resale inside the United States (a "qualifying financial institution") and (ii) the above-captioned Securities are not being acquired by or on behalf of a United States person or for offer to resell or for resale to a United States person or any person inside the United States or, if a beneficial interest in the Securities is being acquired by or on behalf of a United States person, that such United States person is a qualifying financial institution. If the undersigned is a clearing organization, the undersigned has obtained a similar certificate from its member organizations on which this certificate is based; provided that, if the undersigned has actual knowledge that the information contained in such a certificate is false, the undersigned will not pay interest in respect of such Securities to, or credit interest in respect of such Securities to the account of, or deliver a Security in temporary or definitive bearer form to, the person who signed such certificate, notwithstanding the delivery of such certificate to the undersigned.

     As used herein, "United States person" means any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States and any estate or trust the income of which is subject to United States Federal income taxation regardless of its source, and "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

     We understand that this certificate may be required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

Dated:___________, 19__.

[To be dated on or after the
most recent Interest Payment Date]

                                                        [Name of Person Entitled
                                                        to Receive Interest]

                                                        ________________________
                                                        (Authorized Signatory)
                                                        Name:___________________
                                                        Title:__________________

-------------------------------------------------------------------------------


                              THE MEAD CORPORATION

                                       TO

                         BANKERS TRUST COMPANY, TRUSTEE

                         ------------------------------

                          Third Supplemental Indenture

                         Dated as of November 15, 1991

                                  TO INDENTURE

                           Dated as of July 15, 1982

                                 As Amended by

                          First Supplemental Indenture

                           Dated as of March 1, 1987

                               And As Amended by

                         Second Supplemental Indenture

                          Dated as of October 15, 1989


-------------------------------------------------------------------------------

     THIRD SUPPLEMENTAL INDENTURE, dated as of November 15, 1991, between THE MEAD CORPORATION, a corporation duly organized and existing under the laws of the State of Ohio (the "Company"), having its principal offices at Dayton, Ohio and BANKERS TRUST COMPANY, a corporation duly organized and existing under the laws of the State of New York, as Trustee (the "Trustee").

     WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture, dated as of July 15, 1982, a First Supplemental Indenture (the "First Supplemental Indenture"), dated as of March 1, 1987, and a Second Supplemental Indenture (the "Second Supplemental Indenture"), dated as of October 15, 1989 (as so supplemented, the "Indenture"), providing for the issuance from time to time of its unsecured debentures, notes and other evidences of indebtedness (herein and therein called the "Securities"), to be issued in one or more series as in the Indenture provided;

     WHEREAS, Sections 901(5) and 901(9) of the Indenture provide, among other things, that the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into an indenture supplemental to the Indenture (1) for the purpose of changing or eliminating any provision of the Indenture, provided that such change or elimination becomes effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision and (2) for the purpose of making any other provisions with respect to matters arising under the Indenture, provided that such action does not adversely affect the interests of the Holders of Securities of any series in any material respect;

     WHEREAS, the Company pursuant to the foregoing authority, proposed in and by this Third Supplemental Indenture to amend the Indenture in certain respects with respect to the Securities of any series created on or after the date hereof; and

     WHEREAS, all things necessary to make this Third Supplemental Indenture a valid agreement of the Company, in accordance with its terms, have been done.

                                  AGREEMENT

     NOW, THEREFORE, the Company and the Trustee hereby agree as follows:

     1. References to "The International Stock Exchange of the United Kingdom and the Republic of Ireland" in Sections 106 and 1002 are hereby amended to "The London Stock Exchange."

     2. The definition of "United States" in Section 101 of the Indenture is hereby amended to read in full as follows:

               "United States" means the United States of America (including the States thereof and the District of Columbia), and its possessions, which include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

     3. Section 302 of the Indenture is hereby amended to read in full as follows:

               Unless otherwise provided as contemplated by Section 301 with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof, except that Bearer Securities of each series, if any, shall be issuable in the denomination of $5,000.

     4. The proviso to the first sentence of the third paragraph of Section 303 is hereby amended to read in full as follows:

               provided, however, that in connection with its original issuance,
               --------  -------
               no Bearer Security (including any Security in global form that is either a Bearer Security or exchangeable for Bearer Securities) or Security delivered in exchange for an interest in the temporary Global Security shall be mailed or otherwise delivered to any location in the United States; and provided further that a Bearer Security (other than a temporary Global Security) and any Security delivered in exchange for an interest in the temporary Global Security may be delivered, in connection with its original issuance, only if the Person entitled to receive such Security shall have furnished a certificate substantially in the form set forth in Exhibit A to this Indenture, dated no earlier than 15 days prior to (i) any Interest Payment Date that occurs prior to the Exchange Date (as defined in Section 304) with respect to a temporary Global Security for such Security or
               (ii) the earlier of the date on which such Security is delivered or the date on which any temporary Global Security first becomes exchangeable for such Securities in accordance with the terms of such temporary Security or this Indenture.

     5. The proviso to the second sentence of the fourth paragraph of Section 304 is hereby amended to read in full as follows:

               provided, however, that, unless otherwise specified in such
               --------  -------
               temporary Global Security, or unless interest is payable on the temporary Global Security on an Interest Payment Date occurring prior to the Exchange Date for Securities of such series and the certifications described in the second succeeding paragraph hereafter is provided, upon such presentation by the Common Depositary, such temporary Global Security is accompanied by a certificate dated the Exchange Date or a subsequent date and signed by Euro-clear as to the portion of such temporary Global Security held for its account then to be exchanged and a certificate dated the Exchange Date or a subsequent date and signed by CEDEL S.A. as to the portion of such temporary Global Security held for its account then to be exchanged, each in the form set forth in Exhibit B to this Indenture.

     6. The first sentence of the fifth paragraph of Section 304 is hereby amended in full as follows:

               Unless otherwise specified in such temporary Global Security, the interest of a beneficial owner of Securities of a series in a temporary Global Security shall be exchanged for definitive Securities of the same series and of like tenor following the Exchange Date upon the receipt by Euro-clear or CEDEL S.A., as the case may be, of a certificate in the form set forth in Exhibit A to this Indenture, dated no earlier than 15 days prior to (i) any Interest Payment Date that occurs prior to the Exchange Date or (ii) the Exchange Date, copies of which certificate shall be available from the offices of Euro-clear and CEDEL S.A., the Trustee, any Authenticating Agent appointed for such series of Securities and each Paying Agent.

     7. The sixth paragraph of Section 304 is hereby amended in full as follows:

               Until exchanged in full as hereinabove provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder, except that no interest shall be payable on a temporary Global Security on any Interest Payment Date occurring after the Exchange Date for Securities of such series. Unless otherwise specified as contemplated by Section 301, interest payable on a temporary Global Security on any Interest Payment Date prior to the Exchange Date for Securities of such series shall be payable to Euro-clear and CEDEL S.A. on such Interest Payment Date only upon delivery by Euro-clear and CEDEL S.A. to the Trustee of a certificate or certificates in the form set forth in Exhibit B to this Indenture, dated no earlier than 15 days prior to the Interest Payment Date, for credit without further interest on or after such Interest Payment Date to the respective accounts of the Persons for which Euro-clear or CEDEL S.A., as the case may be, holds such temporary Global Security on such Interest Payment Date and who have each delivered to Euro-clear and CEDEL S.A., as the case may be, a certificate in the form set forth in Exhibit A to this Indenture. Notwithstanding anything to the contrary herein contained, the certifications made pursuant to this paragraph shall satisfy the certification requirements of the preceding two paragraphs of this Section 304 and of the tenth paragraph of Section 305. The delivery of such certification by Persons for whom Euro-clear or CEDEL S.A., as the case may be, holds such temporary Global Security shall constitute irrevocable instructions by such Person to Euro-clear or CEDEL S.A. to exchange such Person's interest in the temporary Global Security for definitive Securities of the same series and of like tenor on the Exchange Date. Any interest so received by Euro-clear and CEDEL S.A. and not paid as herein provided shall be returned to the Trustee immediately prior to the expiration of two years after such Interest Payment Date in order to be repaid to the Company in accordance with Section 1003.

     8.   The first proviso to the third sentence of the tenth paragraph of
          Section 305 is hereby amended in full as follows:

               provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Global Security except in accordance with the delivery of a certificate required by Section 304;

     9. Exhibits A, B, C and D to the Indenture are hereby deleted, and new Exhibits A and B are added to the end thereof, as such Exhibits are attached to this Third Supplemental Indenture.

     10. All provisions of this Third Supplemental Indenture shall be deemed to be incorporated in, and made a part of, the Indenture; and the Indenture, as supplemented by the First Supplemental Indenture, the Second Supplemental Indenture and this Third Supplemental Indenture, shall be read, taken and construed as one and same instrument.

     11. The Trustee accepts the trusts created by the Indenture, as supplemented by this Third Supplemental Indenture, and agrees to perform the same upon the terms and conditions in the Indenture, as supplemented by the First Supplemental Indenture, the Second Supplemental Indenture and this Third Supplemental Indenture.

     12. The recitals contained in the Indenture and the Securities, except the Trustee's certificate of authentication, shall be taken as statement of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of the Indenture or the Securities.

     13. All amendments to the Indenture made hereby shall have effect only with respect to the Securities of any series created on or after the date hereof, and not with respect to the Securities of any series created prior to the date hereof.

     14. All capitalized terms used and not defined herein shall have the respective meanings assigned to them in the Indenture.

     15. Except to the extent specifically provided therein, no provision of this Third Supplemental Indenture or any future supplemental indenture is intended to modify, and the parties do hereby adopt and confirm, the provisions of Section 318(c) of the Trust Indenture Act which amend and supersede provisions of the Indenture in effect prior to November 15, 1990.

     16. This Third Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed, and their respective seals to be hereunto affixed and attested all as of the date first above written.


                                           THE MEAD CORPORATION

                                        By /s/ W A Enouen
                                           --------------------------------
                                           Title: Senior Vice President and
                                                  Chief Financial Officer

[Corporate Seal]

Attest:

/s/ Jeff Hayman
-------------------------------
Title: Secretary and Associate
       General Counsel

                                           BANKERS TRUST COMPANY

                                        By /s/ Remo J. Reale
                                           --------------------------------
                                           Title: Assistant Vice President

[Corporate Seal]

Attest:

/s/ Janine M. Shugar
-------------------------------
Title: Assistant Vice President

State of     Ohio
          ----------------- )
County of    Montgomery     ) SS:
          ----------------- )

     On the 26th day of November, 1991, before me personally came William A. Enouen, to be known, who being duly sworn, did depose and say that he is Senior VP and CFO of THE MEAD CORPORATION, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


                                           /s/ Tina Marie Boyd
                                           ---------------------------------
                                           Notary Public
                                           f/k/a Tina Marie Earnest
                                           TINA MARIE EARNEST, Notary Public
                                           In and for the State of Ohio
                                           My Commission Expires Jan. 25, 1993

State of     New York
          ----------------- )
County of    New York       ) SS:
          ----------------- )

     On the 27th day of November, 1991, before me personally came Remo J. Reale, to be known, who being duly sworn, did depose and say that he is Assistant Vice President of BANKERS TRUST COMPANY, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


                                           /s/ Joan Caruso
                                           ---------------------------------
                                           Notary Public

                                   EXHIBIT A

                      [FORM OF CERTIFICATE TO BE GIVEN BY
                  PERSON ENTITLED TO RECEIVE BEARER SECURITY
           OR TO OBTAIN INTEREST PAYABLE PRIOR TO THE EXCHANGE DATE]

                                  CERTIFICATE

                          ---------------------------

                    [Insert title or sufficient description
                        of Securities to be delivered]

     This is to certify that as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account (i) are owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States federal income taxation regardless of its source ("United States person(s)"), (ii) are owned by United States person(s) that are
(a) foreign branches of United States financial institutions (as defined in United States Treasury Regulations Section 1.165-12(c)(1)(v)) purchasing for their own account or for resale, or (b) United States person(s) who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the Issuer or its agent that such financial institution will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the United States Internal Revenue Code of 1986, as amended, and the regulations thereunder), or
(iii) are owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and, in addition, if the owner is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)), this is to further certify that such financial institution has not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

     As used herein, "United States" means the United States of America (including the States and District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

     We undertake to advise you promptly by tested telex or by electronic transmission on or prior to the date on which you intend to submit your certification relating to the above-captioned Securities held by you for our account in accordance with your Operating Procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

     This certificate excepts and does not relate to___________of such interest in the above-captioned Securities in respect of which we are not able to certify and as to which we understand an exchange for an interest in a permanent Global Security or an exchange for and delivery of definitive Securities (or, if relevant, collection of any interest) cannot be made until we do so certify.

     We understand that this certificate may be required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

Date:                              , 19
      -----------------------------    --

[To be dated no earlier
than the 15th day prior to
(i) the Exchange Date or (ii)
the relevant Interest Payment
Date occurring prior to the
Exchange Date, as applicable]

                                   [Name of Person Making
                                   Certification]



                                   ------------------------
                                   (Authorized Signatory)

                                   Name:
                                   Title:

                                   EXHIBIT B

                [FORM OF CERTIFICATE TO BE GIVEN BY EURO-CLEAR
                     AND CEDEL S.A. IN CONNECTION WITH THE
                     EXCHANGE OF A PORTION OF A TEMPORARY
                         GLOBAL SECURITY OR TO OBTAIN
                 INTEREST PAYABLE PRIOR TO THE EXCHANGE DATE]

                                  CERTIFICATE

                           -------------------------

                    [Insert title or sufficient description
                        of Securities to be delivered]

     This is to certify that based solely on written certifications that we have received in writing, by tested telex or by electronic transmission from each of the persons appearing in our records as persons entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially in the form attached hereto, as of the date hereof, _____________ principal amount of the above-captioned Securities (i) is owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States person(s)"), (ii) is owned by United States person(s) that are (a) foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) purchasing for their own account or for resale, or (b) United States person(s) who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in each case (a) or (b), each such financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or its agent that such financial institution will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institution(s) for purposes of resale during the restricted period
(as defined in United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect, that financial institutions described in clause (iii) above (whether or not also described in clause (i) and (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

     As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

     We further certify that (i) we are not making available herewith for exchange (or, if relevant, collection of any interest) any portion of the temporary Global Security representing the above-captioned Securities excepted in the above-referenced certificates of Member Organizations and (ii) as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

     We understand that this certification is required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

Date:  ________________________, 19__


[To be dated no earlier
than the Exchange Date
or the relevant Interest
Payment Date occurring
prior to the Exchange
Date, as applicable]


                                [MORGAN GUARANTY TRUST
                                COMPANY OF NEW YORK,
                                BRUSSELS OFFICE, as
                                Operator of the
                                Euro-clear System]
                                [CEDEL S.A.]

                            By  ______________________